--------------------------------------------------------------------------------
Semiannual Report To Policyowners                                  June 30, 2000
--------------------------------------------------------------------------------

                                     [LOGO]
                                  GUARDIAN(SM)

Value Plus

THE GUARDIAN
SEPARATE ACCOUNT B

THE GUARDIAN STOCK FUND, INC.
----------------
THE GUARDIAN BOND FUND, INC.
----------------
THE GUARDIAN CASH FUND, INC.
----------------
BAILLIE GIFFORD
INTERNATIONAL FUND
----------------
VALUE LINE CENTURION FUND, INC.
----------------
VALUE LINE STRATEGIC ASSET
MANAGEMENT TRUST
----------------                       The Guardian Insurance &
SMITH BARNEY FUND STRIPPED ("ZERO")    Annuity Company, Inc.
U.S. TREASURY SECURITIES, SERIES A
----------------                       A wholly owned subsidiary of
                                       The Guardian Life Insurance Company of
                                       America

                                       Executive Office
                                       7 Hanover Square
                                       New York, New York 10004

                                       Customer Service Office
                                       P.O. Box 26210
                                       Lehigh Valley, Pennsylvania  18002-6210
                                       1-800-221-3253

                                       Distributed by:
                                       Guardian Investor Services Corporation(R)

--------------------------------------------------------------------------------
Performance Summary
-------------------

   ----------------------------------------------------------------------
   Investment Option                                       Total Returns*

   The Guardian Stock Fund.................................     3.04%
   Baillie Gifford International Fund......................    -8.33%
   Value Line Centurion Fund...............................     2.51%
   Value Line Strategic Asset Mgt. Trust...................     4.94%
   The Guardian Bond Fund..................................     3.25%
   The Guardian Cash Fund..................................     2.57%
   ----------------------------------------------------------------------
   Smith Barney Fund Stripped (Zero) U.S. Treasury Securities, Series A, consisting of one portfolio of "zero coupon" U.S. Treasury securities, provided the following yield to maturity as of June 30, 2000: 2004 Trust (maturing 11/15/04): 6.08%.
   ----------------------------------------------------------------------

* The chart above shows the total returns for each investment option under ValuePlus based on the percentage change in unit values during the period from January 1, 2000 through June 30, 2000. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the policy. The total return performance figures stated above do not reflect the policy loading or cost of insurance charges. Deduction of these amounts (which differ among insureds based on age, class and sex) would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Policyowner:
-----------------

[Photo of Joseph D. Sargent, CLU, President & CEO]

Dear Policyowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Semi-Annual Report on the performance of your Value Plus policy's separate account and its underlying variable investment options during the first six months of this year.

Helping You Reach Your Goals

      As an owner of a variable life product, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A variable life product such as Value Plus may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

      This Report tells you how each investment option available in your policy has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

      I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

      Thank you for selecting Guardian to assist you in investing for your future.

      Sincerely,


      /s/ Joseph D. Sargent

      Joseph D. Sargent, CLU
      President and Chief Executive Officer
      The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR

Select Guard

Value Plus

Table of Contents                                      Portfolio      Schedule
                                                        Manager          of
                                                       Interview     Investments
---------------------------------------------------------------------------
Economic Report                                                           3

---------------------------------------------------------------------------
The Guardian Stock Fund                                    6             34

---------------------------------------------------------------------------
The Guardian Bond Fund                                    10             40

---------------------------------------------------------------------------
The Guardian Cash Fund                                    18             46

---------------------------------------------------------------------------
Baillie Gifford International Fund                        12             56

---------------------------------------------------------------------------
Value Line Centurion Fund                                 14             66

---------------------------------------------------------------------------
Value Line Strategic Asset Management Trust               16             74

---------------------------------------------------------------------------
Smith Barney Fund Stripped ("Zero") US Treasury                          84
  This fund is only available to policyowners of Value Plus

---------------------------------------------------------------------------
The Guardian Separate Account B                                          20
  For Value Plus policyowners

---------------------------------------------------------------------------
The Guardian Separate Account C                                          28
  For Select Guard policyowners

---------------------------------------------------------------------------

Investments offered through The Guardian Insurance &Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

--------------------------------------------------------------------------------
Economic Report
---------------

[Photo of Frank J. Jones, Ph.D., Chief Investment Officer]

Soft and Hard Landings: The Economy and the Stock Market

      The current economic expansion, which began during March 1991, is the longest post-war expansion. Within this sustained economic expansion, there have been mini-economic cycles. At times, the economy grew at a rate that was thought to be unsustainable without causing inflation. During those times, Federal Reserve Bank (Fed) Chairman Alan Greenspan was able to moderate economic growth without stopping it--that is, execute a "soft landing." At other times, for example during the fall of 1998 due to the financial problems in Asia, Greenspan relaxed monetary policy to avert a recession. Overall, during strong and weak times, Maestro Greenspan has conducted the economy well and continued the long expansion.

      Recently, during late 1999 and early 2000, there was concern about economic growth, which was considered too rapid and, thus, inflation-inducing. As a result, Greenspan raised interest rates, referred to as "tightening," six times since June 30, 1999 by a total of 1.75% (from 4.75% to 6.50%). The economic reports for the second quarter support the conclusion that the economy has begun another soft landing. If this proves to be so, the Fed tightenings could be complete or almost so. There is some risk, however, that the recent economic softening is a "head fake" and that the economy will restrengthen and require further Fed tightenings. Currently, though, the markets are performing on the basis of an expected soft landing.

      How does this economic performance relate to the stock market? The S&P 500 Index(1) has returned over 20% per year for five consecutive years. Why the incredible strength in the stock market? The answer to this question is the old saying, "It's the economy, stupid." In addition, more recently, the technology sector has not only supported the economy, including labor productivity, but also the stock market.

      During 1999, the S&P 500 returned 21.04%, and the NASDAQ(2) returned 86.13%. The stock market strength continued through early 2000, following the strong economy. To better analyze the first half of 2000, divide it into sub-periods, segregated by beginning/high/low/end, instead of two quarters, as summarized below.

--------------------------------------------------------------------------------
       Period              S&P 500            NASDAQ            DJIA
--------------------------------------------------------------------------------
    1/1 to High          4.25% (3/24)      24.10% (3/10)     1.99% (1/14)
--------------------------------------------------------------------------------
    High to Low        -11.14% (4/14)     -37.30% (5/23)   -16.23% (3/7)
--------------------------------------------------------------------------------
    Low to 6/30             7.49%             25.36%            7.16%
--------------------------------------------------------------------------------
    1/1 to 6/30            -0.42%             -2.46%           -8.45%
--------------------------------------------------------------------------------

      To illustrate the results in the sub-periods summarized in the chart, the S&P 500 returned 4.25% through its high on March 24 and the NASDAQ returned a remarkable 24.10% through March 10.

      What is remarkable, however, is that on March 10 the NASDAQ achieved its high of 5,049 and by May 23, had declined by 37.30% (during the week ending April 14th alone, the NASDAQ had declined by 25.30%). This 37% decrease represented a correction by any standard--thus, a hard landing. The S&P 500, -11.14%, and the DJIA(3), -16.23%, were also very weak during this period.

      From their respective lows (April 14 for the S&P 500 and on May 23 for NASDAQ), through the end of the second quarter, the markets recovered strongly: the S&P 500 returned 7.49%, and the NASDAQ returned a very strong 25.36%. The DJIA also recovered well, +7.16%, from its low.

      Focus back on the stock market as of March 10--the economy was very strong, the Fed had tightened five times by a total of 1.25%, and the tightening was perceived to be far from over. The broad stock market, as measured by the S&P 500, and more so the NASDAQ, was "pricey" by any standards. With all of these considerations, would a stock market correction at this time have been surprising? Certainly not, and perhaps it was even inevitable. In fact, a stock market correction could have happened earlier. That is the problem with trying to time the market.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.
(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In retrospect, sanity may have hit the Internet sector late in the first quarter of 2000. Internet company layoffs received more press coverage than IPOs. The Superbowl on January 30 may have been the best leading indicator of the correction in internet stocks. No, not the actual game, but the plethora of very expensive advertising by previously unheard of internet companies (some of which have not been heard from since).

      How have the individual components of the stock market performed during the second quarter of this year? During 1998 and 1999 and even during the first quarter of 2000, the stock market investment themes were simple. Buy big stocks (large capitalization); buy growth stocks; and buy technology stocks. During this year's second quarter, however, these themes became ineffectual. Rather, during this time:

      o     Mid cap stocks outperformed both large cap and small cap stocks;

      o Value mutual funds outperformed growth funds in all the capitalization categories;

      o Health care and REIT (Real Estate Investment Trust) stocks were the strongest performing sectors, outperforming technology and industrial stocks;

      o The DJIA, composed primarily of large cap cyclical industrials, significantly underperformed; and

      o     Bond funds performed well relative to stock funds.

      Does this seem like a confused stock market? It does to the author. More on this below:

      Overall during the first half of 2000, the S&P 500 broke just about even, -0.42%, and the NASDAQ was slightly negative, -2.46%. In retrospect, this outcome does not seem too meager during a period of several Fed tightenings with very high valuations at the beginning. As a frame of reference, during the last year of multiple Fed tightenings, which was in 1994, the S&P 500 returned 1.31% and the NASDAQ -3.20%. However, during 1995 (the last tightening occurring on February 1, 1995), the S&P 500 returned 37.43% and the NASDAQ 40.99%.

      The S&P 500 is flat to slightly down for 2000 after losing 11.10% from its high to its low. The NASDAQ experienced a hard landing, a decline of 37.30% from its high on March 10 to its low on May 23. During the second quarter, checking accounts were a good investment. Thus, those watching for a stock market correction should be looking in the rear view mirror.

      There are reasons to believe the stock market correction is basically over, and that while the market is not likely to return to "exuberance," there will be moderate returns during the second half of 2000. First, the economy has slowed, and another soft landing may have begun. This softening will be supported by the consumer wealth effect resulting from the weakness of the stock market during the second quarter of 2000. In this case, the Fed tightening period is almost complete.

      With the worst for the stock market likely over and corporate profits likely to be moderately strong for the rest of the year, the last half of 2000 should show modest returns although perhaps not up to the standards of the last five years. With respect to the technology sector, there will be a moderate performance although the NASDAQ is unlikely to achieve its March 10 high (5,049) by year-end. With respect to picking sectors, market capitalization and style, it will be a good period for diversification.

      While the overall market appears confused, as indicated above, individual investors should not be. I submit that no investor, no matter how expert, could have predicted the actual results for the first half of 2000. The appropriate investment strategy, thus, is to maintain a stable (although not constant), diversified, moderate risk portfolio. The results for the first half of 2000 show that a diversified portfolio of Guardian funds would have been a strong strategy during that period.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       This page intentionally left blank.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

[Photo of Mark Dunetz, Co-Portfolio Manager]

Objective:  Long-term growth of capital

Portfolio:  At least 80% common stocks and securities convertible into common stocks

Inception:  April 13, 1983

Net Assets at June 30, 2000: $4,114,644,955

Q. How has the Fund performed during the first half of 2000?

A. By any standard, this has been a tumultuous year for the stock market. After the first two weeks of January, veteran stock market analysts were already asserting that this was one of the most volatile periods in stock market history. The rest of the first half has done nothing to change this view. Given such volatility, any tally of performance can quickly change. Nonetheless, over the six months ended June 30, 2000, The Guardian Stock Fund was up 3.30%(1) while the S&P 500 Index(2) was down 0.42%.

Q. What was your investment strategy during this time?

A. The volatility of the first half of the year strengthened our beliefs in three things. First, it is important to take a long-term outlook. Second, timing the market is exceedingly difficult. Third, investing in good companies eventually pays off.

      In a fickle market, it's easy to get caught up in the almost daily mood swings and give up too quickly on sound investment ideas. Moreover, many studies have shown that missing just a few days during strong market rallies greatly diminishes long-term returns. To cite just two examples: a study by Sanford Bernstein & Co. showed that if an investor was out of the market for the ten best days from 1980 to 1994, he missed more than one-quarter of the total S&P 500 returns. If he missed only forty days (fewer than three per year) during that period, he lost nearly two-thirds of total returns. In a more recent example, April was the third worst month in the entire history of the NASDAQ Composite Index(3) while June was the third best month.

      Our portfolio continues to emphasize large-cap growth stocks, although over the last year, we have added to our weightings in mid- and small-cap stocks. We plan

================================================================================
The volatility of the first half of the year strengthened our beliefs in three things. First, it is important to take a long-term outlook. Second, timing the market is exceedingly difficult. Third, investing in good companies pays off eventually.
================================================================================

to continue adding selected small- and mid-cap companies with promising fundamentals.

Q. What is your outlook for the second half of 2000?

A. Despite the market's first-half gyrations, we believe that the outlook for stocks is still positive. Most importantly, the domestic and global economies remain sound. At year-end, central banks eased monetary conditions to accommodate concerns about Y2K disruptions. This interrupted a period of global tightening and may have contributed to an unusually strong first quarter. Concerns about the economy overheating and rising inflation have been put to rest, at least temporarily. Now, with the central banks relegated to the sidelines and growth still solid but slowing, it looks promising for stocks. As recent actions show, policy errors have not been banished from Washington, but with only one short recession in eighteen years, somebody is doing something right.

      Meanwhile, technological change around the globe is,

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

if anything, accelerating. Mobile communications, both voice and data, are proliferating. Internet traffic is doubling every quarter. The completion of the mapping of the human genome is characteristic of great strides being made in the life sciences. Corporations, freed from the drag of Y2K spending, can now update their internal systems and plenty of innovative software and hardware is available. Companies such as Cisco and Microsoft have converted most of their internal systems to digital ones and realized tremendous efficiences as well as greatly improved access to timely information.

      While the short-term outlook is always difficult to gauge, the long-term view still looks good. In our view, it would be premature to sound the death knell for the longest-running bull market of our lifetimes.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2000

                                                           Percentage of
          Company                                         Total Net Assets
--------------------------------------------------------------------------------
     1.   Microsoft Corp.                                      4.10%
--------------------------------------------------------------------------------
     2.   Intel Corp.                                          3.91%
--------------------------------------------------------------------------------
     3.   Cisco Systems, Inc.                                  3.61%
--------------------------------------------------------------------------------
     4.   General Electric Co.                                 3.57%
--------------------------------------------------------------------------------
     5.   Citigroup, Inc.                                      2.83%
--------------------------------------------------------------------------------
     6.   Nortel Networks Corp.                                2.68%
--------------------------------------------------------------------------------
     7.   Oracle Corp.                                         2.20%
--------------------------------------------------------------------------------
     8.   EMC Corp.                                            2.18%
--------------------------------------------------------------------------------
     9.   Int'l Business Machines                              2.12%
--------------------------------------------------------------------------------
    10.   Xilinx                                               1.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2000

                                                                   Since
                              1 Year      5 Years    10 Years    Inception
--------------------------------------------------------------------------------
 The Guardian Stock Fund       24.95%      25.54%      20.54%      18.42%
--------------------------------------------------------------------------------
 S&P 500                        7.24%      23.78%      17.75%      13.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                               as of June 30, 2000

  [The following table was represented by a pie chart in the printed material.]

Utilities -- 0.22%

Consumer Cyclical -- 2.50%

Consumer Services -- 3.32%

Capital Goods -- 4.97%

Technology -- 45.28%

Consumer Staples -- 5.63%

Energy -- 7.51%

Finance -- 9.98%

Telecommunications -- 18.23%

Cash -- 2.36%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line graph in the printed material.]

                             [Plot points to come]

              The Guardian Stock Fund      S&P 500 Index     Cost of Living
4/13/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99            $183,486                $156,149            $17,508

--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $183,486 on June 30, 2000. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $156,149. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
----------------------

[Photo of Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during the first half of 2000?

A. The Fund had a total return of 3.51%(1) for the six months ended June 30, 2000, outperforming the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 3.19% for the same period. The group consists of variable annuity sub-accounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned 3.99% for the first half of 2000.

Q. What factors affected the Fund's performance?

A. During the first half of 2000, the Federal Reserve remained concerned that rapid U.S. economic growth would result in increased inflationary pressures given tight labor markets and other capacity constraints. Consequently, the Federal Reserve Open Market Committee followed last year's round of tightening, initiated in June 1999, with three additional moves in February, March, and May, further increasing the Fed Funds rate by a total of 1.0% to 6.5%. As a result, interest rates rose early in the first quarter with the 5-, 10-, and 30-year Treasury rates all peaking near 6.75% and then declining steadily in March as the Treasury announced new projections of large Federal surpluses and its intent to start retiring government debt.

      In addition, turbulence in the equity markets in March and April lent support to the Treasury market as investors sought a safe haven from equity volatility. By mid-April, 10- and 30-year Treasury rates had declined by approximately 1.0% to 5.75%. However, as deteriorating inflation statistics were reported, interest rates rose again, approaching first quarter highs of 6.75% in mid-May and then proceeded to decline when evidence appeared that the Federal Reserve's efforts to slow the economy might be succeeding.

      The first half of 2000 came to a close with long-term interest rates approximately 0.40% to 0.60% lower than they were when the year began, while shorter maturities were little changed. This phenomenon, referred to as a yield curve inversion, where long-term rates yield less than short-term rates, was in part responsible for the poor performance of non-Treasury securities (spread assets) in the fixed income markets during the first half of 2000.

      Once again we find ourselves recounting the disparate performance between Treasury securities and the other fixed income asset classes, corporate, mortgage-backed, and asset-backed securities. The market for spread assets in many respects resembled the fall of 1998 and performed as poorly, but without a visible financial crisis like the Russian default or the collapse of a well-known hedge fund. While the Lehman Aggregate Bond Index returned 3.99% during the first six months of 2000, the Treasury component of this index earned 5.37%. These

================================================================================
"The net result of these events was that on a nominal basis the investment grade fixed income asset class outperformed most equity indices during the first half of the year . . ."
================================================================================

returns far exceeded what was earned by similar duration spread assets. By many measures, corporate bonds in the first half of 2000 not only performed more poorly than in 1998 but also actually approached levels not seen since the recession of 1990. The Lehman Corporate Bond Index(4) underperformed Treasuries for the first five months of the year by 3.30%, and not until June did corporate bonds provide a return advantage over similar duration Treasuries. Still, overall, the Lehman Corporate Bond Index returned approximately 2.70% less than similar duration Treasuries.

      This abysmal performance of corporate bonds was due to a combination of factors. The first and most obvious factor was the fear that the Federal Reserve, intent on slowing economic growth, would not succeed in orchestrating a "soft landing" but would instead push the econ-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

omy into recession or a "hard landing." A second factor was the increasing dichotomy in the equity market with respect to valuations between "old" and "new" economy credits. A majority of the corporate bond market is comprised of traditional "Blue Chip" companies that were experiencing weak stock prices. These companies came under increasing pressure to repurchase stock at the expense of overall creditworthiness. This, in conjunction with increased fears of "event risk," such as leveraged buyouts for these undervalued companies, led to heightened credit risk. A third factor discussed earlier was the inversion of the Treasury curve, which caused further widening of long corporate spreads.

      Much like the experience of the corporate sector, securitized products (mortgage-backed [MBS], asset-backed [ABS], and commercial mortgage-backed securities [CMBS]) suffered through five months of anemic performance only to regain some ground in June as market participants became more confident that the Fed may be nearing the end of its tightening efforts. For the first half of 2000, the Lehman MBS, ABS and CMBS indices showed positive returns of 3.67%, 3.35% and 3.66% respectively. On the surface, the spread sectors appeared to perform reasonably in line with the overall Lehman Aggregate Index, but when their returns are compared relative to similar-duration Treasuries, their weak showings become apparent. Specifically, the MBS, ABS and CMBS sectors underperformed by -0.51%,-0.26%, and -1.22%, respectively.

      The weakness of the securitized products sector in the first half can be attributed to two primary factors: the inversion of the yield curve and the potential for increased regulatory scrutiny of the housing agencies that issue MBS. Since MBS cashflows are spread out all along the curve, they were particularly vulnerable to the effects of a reshaping of the yield curve. Futhermore, as the Treasury buyback program increased concerns over the impending prospects of illiquidity in Treasuries, investors became increasingly doubtful about the validity of using the Treasury curve as the primary benchmark of value and analytical framework for determining relative value. As a result, investors came to expect some premium as compensation for these increased risks.

      On the regulatory front, the debentures and MBS issued by the housing agencies, Fannie Mae and Freddie Mac, came under intense pressure as both Treasury officials, and members of Congress emphasized that the Agency issues did not have the full-faith-and-credit guarantee of the U.S. government, and indicated the likelihood of greater scrutiny and regulation. As a result of all the uncertainty, yield spreads on both agency debt and MBS widened sharply.

      The net result of these events was that on a nominal basis the investment grade fixed income asset class outperformed most equity indices during the first half of the year, and did so without the full benefit of the traditional "yield" advantage it enjoys.

Q. What was your investment strategy during this period?

A. The Fund employed a very defensive credit strategy throughout the first half of the year. Concerned about increasing credit risk in a Fed tightening environment, the portfolio reduced its exposure to 30-year corporate bonds and increased its exposure to the triple-A rated mortgage-backed sector. Corporate credit risk was limited to shorter maturities with more attractive risk/return profiles. The Fund also tended to favor a combination of very short and long duration securities and underweight the intermediate part of the yield curve. As the yield curve inverted, this strategy proved to be successful. While the mortgage-backed sector outperformed corporate bonds, it still underperformed Treasuries; therefore, while the Fund performed well, the overweight in high quality spread assets still reduced the Fund's overall return.

Q. What is your outlook for the remainder of the year?

A. It now appears that the Federal Reserve is succeeding in starting to slow the economy and that it may be near the end of the monetary tightening process. However, the risk remains that after the economy slows, inflation trends will require several additional Fed moves which could push the economy into recession. Although this risk seems small and unlikely, it is nonetheless one that would adversely affect the spread asset classes and therefore must be watched. If in fact the Federal Reserve is almost done raising interest rates, we would expect spread assets to once again outperform Treasuries, and fixed income to generally perform well. As the year progresses, our strategy will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocation to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of June 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2000
================================================================================
1 Year .............................................................       4.10%
5 Years ............................................................       5.67%
10 Years ...........................................................       7.35%
Since Inception (5/1/83) ...........................................       8.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at June 30, 2000: $831,418,254

Q. How did the Fund perform for the first six months of 2000?

A. The Fund had a return of -8.10%(1) in the six months ending June 30, 2000. This compares with the total return of -3.95% for the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2)

      International markets were weak during the period, except those within Continental Europe. The MSCI UK Index had a total return of -11.72%, the MSCI Pacific ex-Japan Index returned -9.11%, and the MSCI Japan Index returned -5.32%, while MSCI Europe ex-UK Index was up by only 0.56%. Part of the weakness in this region was attributable to currency factors. The total return of the MSCI Europe ex-UK Index was a positive 4.69% in local currency terms, but the region's currencies, predominantly the Euro, were weak against the Dollar.(3)

Q. What factors affected the Fund's performance?

A. The main reason that the Fund's performance was behind that of the MSCI EAFE Index was that some of the stocks the Fund held in Japan and in the telephone services industries around the world performed poorly. This is in contrast to those stocks' 1999 performance. In addition, the Fund had a greater amount invested in the relatively weak Pacific ex-Japan region than in the EAFE Index.

      During the course of the period, it became apparent that economic growth in Continental Europe was accelerating, particularly in the core countries of France and Germany. This acceleration was assisted by the continuing strength of the Dollar (or weakness of the Euro), which improved the competitive position of European exporting companies. While Japan showed very strong growth in its Gross Domestic Product in the first quarter, there are lingering doubts about the strength and coherence of its economic and fiscal policies. In contrast, economic activity in many other Asian economies was strong, helped by burgeoning growth in exports to the USA.

      The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and consequently, we decreased the Fund's exposure in Japan and increased it in Europe.

Q. What is your outlook for the remainder of the year?

A. Our investment strategy continues to be one of identifying individually attractive companies domiciled in developed markets outside North America. Our analysts conduct disciplined research on the universe of stocks available for investment, looking at the prospects of the industries in which the companies operate, the companies' competitive positions, profitability, and manage-

================================================================================
The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and consequently, we decreased the Fund's exposure in Japan and increased it in Europe.
================================================================================

ment strategies. This involves many meetings and much travel from our offices in Edinburgh.

      Looking forward, we expect growth to remain strong in Europe and Asia ex-Japan, but the latter area is particularly sensitive to developments in the U.S. economy. We will continue to follow our strategy of investing in fundamentally attractive businesses, wherever they are based internationally.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI UK Index is an unmanaged index generally considered to be representative of market activity in the United Kingdom. The MSCI Pacific ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for these indices do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2000
================================================================================
1 Year .................................................................  23.37%
3 Years ................................................................  14.82%
5 Years ................................................................  17.24%
Since Inception (2/8/91) ...............................................  14.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                          Location as of June 30, 2000

     [The following was represented by a pie chart in the printed material.]

Cash -- 0.46%

Pacific ex-Japan -- 8.27%

Japan -- 21.84%

Europe ex-UK -- 49.94%

UK -- 19.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2000

                          Percent of
                           Total Net
    Company                  Assets   Industry Sector                Country
--------------------------------------------------------------------------------
 1. Nokia OYJ                 4.55%   Telecommunications             Finland
--------------------------------------------------------------------------------
 2. LM Ericsson               3.67%   Telecommunications             Sweden
--------------------------------------------------------------------------------
 3. Vodafone Airtouch PLC     3.35%   Telecommunications             U.K.
--------------------------------------------------------------------------------
 4. Total Fina Elf S.A.       2.96%   Oil and Gas Producing          France
--------------------------------------------------------------------------------
 5. Philips Electronics (KON) 2.43%   Semi-conductors                Netherlands
--------------------------------------------------------------------------------
 6 Ver Ned Uitgeuers          2.26%   Electronic Publishing          Netherlands
--------------------------------------------------------------------------------
 7. BPAmoco PLC               2.25%   Oil-Integrated-International   U.K.
--------------------------------------------------------------------------------
 8. San Paolo IMI SPA         2.15%   Financial Bank                 Italy
--------------------------------------------------------------------------------
 9. NTT DoCoMo, Inc.          2.03%   Telecommunications             Japan
--------------------------------------------------------------------------------
10. Intershop Comm.           1.97%   Business Services              Germany
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at June 30, 2000: $918,312,127

Q. How did the Value Line Centurion Fund perform during the first half of 2000?

A. For the six months ended June 30, 2000, the Centurion Fund generated a total return of 2.77%,(1) compared with negative total returns produced by the broad equity market indices. The S&P 500 Index(2) was down 0.42%, the NASDAQ Composite Index(3) declined 2.53%, and the Dow Jones Industrial Average(4) dropped by 8.49%.

Q. What factors affected the Fund's performance? What was your investment strategy during this time period?

A. Centurion enjoyed an excellent first half of 2000, as the Fund was both fully invested and had wide diversification among a number of market sectors, including technology, telecommunications, pharmaceuticals, biotechnology, retail, cyclicals, and financial-service stocks. Our disciplined, bottom-up stock selection contributed significantly to our solid investment returns, as we focused on companies offering the potential for well-above-average earnings growth, combined with attractive relative valuation profiles.

      Importantly, we positioned Centurion with many of the blue chip, large-cap technology and telecommunications companies, which we believed were poised to benefit from Herculean efforts both here and abroad to gain Y2K compliance.

      However, we had correctly forecast that the dire, doomsday Y2K scenarios -- which many investors had been spinning with regard to both the domestic and global failure to successfully orchestrate the millennium calendar changeover -- were hugely overblown. As a result, we surmised that excessive inventory stockpiles, which had been amassed as a precautionary buildup by both consumers and businesses, would be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level below 4%, compared with a robust 7.30% rate of growth in the last quarter of 1999, which we felt was unsustainable.

================================================================================
Our disciplined, bottom-up stock selection contributed significantly to our solid investment returns, as we focused on companies offering the potential for well-above-average earnings growth, combined with attractive relative valuation profiles.
================================================================================

      Concurrently, the Federal Reserve continued to aggressively tighten monetary policy. On the heels of three modest 25 basis point (0.25%) hikes in June, August and November of 1999, Chairman Alan Greenspan engineered a pair of quarter-point increases in February and March of this year, trumped by a 50-basis-point (0.50%) tightening at the May 16th Federal Open Market Committee meeting.

      Combined with the inventory reduction, higher interest rates will help to ensure slower future economic growth. There is a lag, however, between the time that a change in interest rates is implemented and when its subsequent impact on the economy starts to become discernable.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Much like trying to turn a battleship in the ocean, it takes about six to nine months for one-half of the effect of an interest-rate change to begin to impact the economy. Further, it takes about 12 to 18 months for the full effect of that interest-rate change to begin to work its magic.

      As a result, with the first of six rate hikes in June 1999, and the most recent occurring in May 2000, it is perfectly plausible that the economic slowdown that such policy action would presage is just now starting to become visible.

Q. What is your outlook for the future?

A. Looking forward, we believe that the backup in long rates earlier this year to about 6.75% should represent the high water mark for 2000, and that the recent rally back below 6.00% has legs. Specifically, as the inventory stockpile is further reduced and as the Fed's six rate hikes work their way through the pipeline, Gross Domestic Product should slow even more - to perhaps 3.0% by year end -- and the 30-year Treasury bond should continue to rally, with the yield approaching 5.50% later this year and perhaps 5.0% during 2001. Given positive corporate earnings, particularly among technology and telecommunication companies, we expect an election-year rally, which could propel the equity-market indices to new all-time highs by the end of the year.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIOD ENDED JUNE 30, 2000
================================================================================
1 Year .................................................................  19.00%
5 Years ................................................................  22.19%
10 Years ...............................................................  18.46%
Since Inception (11/15/83) .............................................  15.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               as of June 30, 2000

                                                                    Percentage
    Company                                                        of Portfolio
--------------------------------------------------------------------------------
 1. Cisco Systems Inc.                                                 2.21%
--------------------------------------------------------------------------------
 2. General Electric Co.                                               2.16%
--------------------------------------------------------------------------------
 3. Altera Corp.                                                       2.05%
--------------------------------------------------------------------------------
 4. Chase Manhattan Corp.                                              2.00%
--------------------------------------------------------------------------------
 5. American Int'l Group Inc.                                          2.00%
--------------------------------------------------------------------------------
 6. Citigroup Inc.                                                     1.97%
--------------------------------------------------------------------------------
 7. PMC-Sierra Inc.                                                    1.93%
--------------------------------------------------------------------------------
 8. EMC Corp.                                                          1.88%
--------------------------------------------------------------------------------
 9. Intel Corp.                                                        1.82%
--------------------------------------------------------------------------------
10. Kohls Corp.                                                        1.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

    [The following was represented by a pie chart in the printed material.]

Consumer Goods
  (Non-Durables) -- 11.87%

Consumer Cyclical -- 0.97%

Consumer Growth -- 23.92%

Capital Goods -- 8.21%

Utilities -- 0.99%

Financial -- 15.57%

Technology -- 36.68%

Cash -- 1.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

[Photo of Bruce H. Alston, CFA, Director of Fixed Income; Stephen E. Grant, Senior Portfolio Manager and SAM Team Leader; and Philip J. Orlando, CFA, Chief Financial Officer]

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at June 30, 2000: $1,609,234,254

Q. How did the Value Line Strategic Asset Management Trust perform in the first half of 2000?

A. The Trust enjoyed a good six months, both in absolute terms and relative to its benchmarks. Its total return in the period was 5.21%.(1) This compared with a total return of -0.42% for the S&P 500 Index(2) and a total return of 4.18% for the Lehman Government/Corporate Bond Index.(3)

      Since inception 13 years ago, the SAM Trust has returned more than the S&P 500, even while maintaining a reduced risk profile through its significant holdings of bonds and cash. Among its peer group, the flexible variable annuity underlying funds tracked by Lipper Analytical Services,(4) the Trust ranks 9th out of 89 funds for the year ending June 30th, 4th out of 65 funds for five years, and 1st out of 44 funds for ten years.

Q. What factors affected performance in the six-month period?

A. As in the past, the Trust benefited from excellent stock selection. We invest in companies with strong earnings momentum and strong stock price momentum and eliminate holdings that begin to lag on these measures. A recent purchase was ADC Telecommunications, an equipment manufacturer that reported strong quarterly earnings in February. We paid a near-record high average price of $45 for the shares in February and March, and the stock closed June 30th at $84. Holdings that more than doubled in share price in the first half included Scientific-Atlanta, a cable equipment manufacturer purchased by the Trust in 1999 at $16, which closed this period at $74; Waters Corp., a producer of life sciences instruments purchased at $25-$32 in 1998, which closed the period at $125; and PMC-Sierra, a semiconductor manufacturer purchased in 1998 at $14, which closed the period at $177.

      Our asset allocation in the six-month period did not have a large effect on performance. The Trust began the year at an underweighted 44% of assets in stocks and

================================================================================
"We invest in companies with strong earnings momentum and strong stock price momentum and eliminate holdings that begin to lag on these measures."
================================================================================

moved up to a neutral 55%-60% position in March, where it has since remained. Bond holdings began the year at 39% of assets and were reduced to 30%-35% in March. Cash instruments in the period were reduced from 16% of assets to 11%. To determine asset allocation, we use Value Line's proprietary stock and bond market models.

Q. What is your outlook for the rest of the year?

A. Our allocation models remain essentially neutral on

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the U.S. financial markets for the months ahead. We don't try to anticipate changes in the models' readings, but we can say that a further decline in long-term interest rates would tilt us toward favoring stocks over bonds; on the other hand, a rise in stock prices, all else held equal, would point to trimming the Trust's stockholdings.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2000
================================================================================
1 Year .................................................................  18.04%
5 Years ................................................................  19.97%
10 Years ...............................................................  17.18%
Since Inception (10/1/87) ..............................................  15.96%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector
                               as of June 30, 2000

    [The following was represented by a pie chart in the printed material.]

Cash & Equivalents -- 9.68%

Equity -- 57.35%

Fixed Income -- 32.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Top Ten Common Stocks as of
                                  June 30, 2000

                                                                   Percentage of
    Company                                                          Portfolio
--------------------------------------------------------------------------------
 1. Mercury Interactive Corp.                                          1.99%
--------------------------------------------------------------------------------
 2. General Electric Co.                                               1.79%
--------------------------------------------------------------------------------
 3. PMC-Sierra Inc.                                                    1.74%
--------------------------------------------------------------------------------
 4. Siebel Systems Inc.                                                1.70%
--------------------------------------------------------------------------------
 5. Cisco Systems Inc.                                                 1.58%
--------------------------------------------------------------------------------
 6. Millennium Pharmaceuticals Inc.                                    1.20%
--------------------------------------------------------------------------------
 7. Symbol Technologies Inc.                                           1.17%
--------------------------------------------------------------------------------
 8. JDS Uniphase Corp.                                                 1.16%
--------------------------------------------------------------------------------
 9. Enron Corp.                                                        1.13%
--------------------------------------------------------------------------------
10. Allergan Inc.                                                      0.99%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at June 30, 2000: $415,816,706

Q. How did The Guardian Cash Fund perform during the first six months of 2000?

A. As of June 27, 2000, the effective 7-day annualized yield for The Guardian Cash Fund was 6.31%.(1) The Fund produced an annualized total return of 5.65%(2) for the half-year ended June 30, 2000. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 6.08%; total return for the same category was 5.43%. iMoneyNet, Inc. (formerly IBC Financial Data) is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (94.7%) was invested in commercial paper; the balance (5.3%) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (FED). Over the last twelve months, the Fed's policy-making Open Market Committee (FOMC) raised the Fed Funds target rate six times, a combined 1.75% to a nine-year high of 6.50%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can

================================================================================
"Money market funds are directly affected by the actions of the Federal Reserve Board. Over the last twelve months the Fed's policy-making Open Market Committee
(FOMC) raised the Fed Funds target rate six times, a combined 1.75% to a nine-year high of 6.50%."
================================================================================

move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 25 days as of June 27, 2000. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 56 days.

Q. What is your outlook for the remainder of the year?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallies, our investors typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       This page intentionally left blank.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

                                                                  ---------------------------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                  ---------------------------------------------------------------

                                                                                                                       Baillie
                                                                    Guardian         Guardian         Guardian         Gifford
                                                                      Stock            Bond             Cash        International
                                                                  ---------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ...................       3,892,444        2,047,171        3,771,500         720,863
  Net asset value per share (NAV) .............................           57.02            11.81            10.00           24.61
                                                                  -------------    -------------    -------------   -------------
    Total Assets (Shares x NAV) ...............................   $ 221,947,176    $  24,177,091    $  37,715,000   $  17,740,428

Liabilities:
  Due to Guardian Insurance & Annuity Company, Inc. ...........         649,621           76,180          471,591          50,043
                                                                  -------------    -------------    -------------   -------------
---------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 4 ......................................   $ 221,297,555    $  24,100,911    $  37,243,409   $  17,690,385
---------------------------------------------------------------------------------------------------------------------------------
                                                                  =============    =============    =============   =============

FIFO Cost .....................................................   $ 182,904,919    $  24,676,596    $  37,715,000   $  17,008,068

                                                                  -----------------------------------------------
                                                                                INVESTMENT DIVISIONS
                                                                  -----------------------------------------------
                                                                                    Value Line
                                                                                    Strategic
                                                                   Value Line         Asset          Smith Barney
                                                                   Centurion        Management        Fund 2004
                                                                  -----------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ...................       2,812,708        1,321,261        6,523,483
  Net asset value per share (NAV) .............................           37.09            30.92             0.77
                                                                  -------------    -------------    -------------
    Total Assets (Shares x NAV) ...............................   $ 104,323,348    $  40,853,375    $   5,023,734

Liabilities:
  Due to Guardian Insurance & Annuity Company, Inc. ...........         316,314          118,460           25,539
                                                                  -------------    -------------    -------------
-----------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 4 ......................................   $ 104,007,034    $  40,734,915    $   4,998,195
-----------------------------------------------------------------------------------------------------------------
                                                                  =============    =============    =============

FIFO Cost .....................................................   $  81,013,317    $  29,913,641    $   4,201,357

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

                                                                  ---------------------------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                  ---------------------------------------------------------------

                                                                                                                       Baillie
                                                                    Guardian         Guardian         Guardian         Gifford
                                                                      Stock            Bond             Cash        International
                                                                  ---------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................   $          --    $          --    $   1,032,386   $          --
  Expenses -- Note 3
    Mortality and expense risk charges ........................         564,951           65,313           94,932          42,426
                                                                  -------------    -------------    -------------   -------------
  Net investment income/(expense) .............................        (564,951)         (65,313)         937,454         (42,426)
                                                                  -------------    -------------    -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .........       7,317,009         (138,088)              --       1,004,217
    Reinvested realized gain distributions ....................              --               --               --              --
                                                                  -------------    -------------    -------------   -------------
  Net realized gain/(loss) on investments .....................       7,317,009         (138,088)              --       1,004,217
  Net change in unrealized appreciation/(depreciation) ........        (879,024)       1,034,603               --      (2,535,019)
                                                                  -------------    -------------    -------------   -------------
Net realized and unrealized gain/(loss) from investments ......       6,437,985          896,515               --      (1,530,802)
                                                                  -------------    -------------    -------------   -------------
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $   5,873,034    $     831,202    $     937,454   $  (1,573,228)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  =============    =============    =============   =============

                                                                  -----------------------------------------------
                                                                                INVESTMENT DIVISIONS
                                                                  -----------------------------------------------
                                                                                    Value Line
                                                                                    Strategic
                                                                   Value Line         Asset          Smith Barney
                                                                   Centurion        Management        Fund 2004
                                                                  -----------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................   $          --    $          --    $          --
  Expenses -- Note 3
    Mortality and expense risk charges ........................         274,814          103,292           21,436
                                                                  -------------    -------------    -------------
  Net investment income/(expense) .............................        (274,814)        (103,292)         (21,436)
                                                                  -------------    -------------    -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .........       1,095,834        1,630,381          831,169
    Reinvested realized gain distributions ....................              --               --               --
                                                                  -------------    -------------    -------------
  Net realized gain/(loss) on investments .....................       1,095,834        1,630,381          831,169
  Net change in unrealized appreciation/(depreciation) ........       1,226,837          396,102         (568,992)
                                                                  -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments ......       2,322,671        2,026,483          262,177
                                                                  -------------    -------------    -------------
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $   2,047,857    $   1,923,191    $     240,741
-----------------------------------------------------------------------------------------------------------------
                                                                  =============    =============    =============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    20 & 21

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1999 (Audited) and
Six Months Ended June 30, 2000 (Unaudited)

                                                                         -----------------------------------------------
                                                                                      INVESTMENT DIVISIONS
                                                                         -----------------------------------------------


                                                                           Guardian         Guardian         Guardian
                                                                            Stock             Bond             Cash
                                                                         -----------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (111,911)   $   1,411,773    $   1,669,423
   Net realized gain/(loss) from sale of investments .................      22,183,995         (256,351)              --
   Reinvested realized gain distributions ............................      29,230,175           77,691               --
   Net change in unrealized appreciation/(depreciation) of investments         155,759       (1,629,504)              --
                                                                         -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .................      51,458,018         (396,391)       1,669,423
                                                                         -------------    -------------    -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................              --               --          267,622
   Transfer of net policy loading -- Note 3 ..........................        (103,990)         (15,791)         (29,816)
   Transfer on account of death ......................................      (1,196,094)        (350,798)        (449,356)
   Transfer on account of other terminations .........................      (9,105,387)        (754,310)      (4,512,680)
   Transfer of policy loans ..........................................      (2,110,202)        (341,959)      (1,157,597)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (2,746,793)        (473,633)        (735,130)
   Transfer between investment divisions .............................     (11,532,555)         661,676        9,751,271
   Transfers -- other ................................................         (30,251)          (1,772)          (1,136)
                                                                         -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..................     (26,825,272)      (1,276,587)       3,133,178
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................      24,632,746       (1,672,978)       4,802,601
   Net Assets at December 31, 1998 ...................................     191,914,975       27,704,488       35,338,675
                                                                         -------------    -------------    -------------
------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $ 216,547,721    $  26,031,510    $  40,141,276
------------------------------------------------------------------------------------------------------------------------
                                                                         =============    =============    =============

----------------------------------------
2000 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ....................................   $    (564,951)   $     (65,313)   $     937,454
  Net realized gain/(loss) from sale of investments ..................       7,317,009         (138,088)              --
  Net change in unrealized appreciation/(depreciation) of investments         (879,024)       1,034,603               --
                                                                         -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..................       5,873,034          831,202          937,454
                                                                         -------------    -------------    -------------

------------------------
2000 Policy Transactions
------------------------
  Net policy purchase payments .......................................              --               --          164,024
  Transfer of net policy loading -- Note 3 ...........................         (49,529)          (5,951)         (10,399)
  Transfer on account of death .......................................        (636,701)         (72,788)        (479,919)
  Transfer on account of other terminations ..........................      (2,898,373)        (439,685)      (2,381,892)
  Transfer of policy loans ...........................................      (1,852,787)        (168,704)        (778,806)
  Transfer of cost of insurance and policy fees -- Note 3 ............      (1,675,274)        (213,569)        (325,225)
  Transfer between investment divisions ..............................       6,039,455       (1,860,228)         (21,000)
  Transfers -- other .................................................         (49,991)            (876)          (2,104)
                                                                         -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...................      (1,123,200)      (2,761,801)      (3,835,321)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................       4,749,834       (1,930,599)      (2,897,867)
  Net Assets at December 31, 1999 ....................................     216,547,721       26,031,510       40,141,276
                                                                         -------------    -------------    -------------
------------------------------------------------------------------------------------------------------------------------
  Net Assets at June 30, 2000 ........................................   $ 221,297,555    $  24,100,911    $  37,243,409
------------------------------------------------------------------------------------------------------------------------
                                                                         =============    =============    =============

                                                                         -----------------------------------------------
                                                                                      INVESTMENT DIVISIONS
                                                                         -----------------------------------------------
                                                                                                            Value Line
                                                                            Baillie                         Strategic
                                                                            Gifford        Value Line         Asset
                                                                         International     Centurion        Management
                                                                         -----------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $      (9,944)   $    (232,679)   $     185,095
   Net realized gain/(loss) from sale of investments .................       1,151,356       15,731,879        2,521,955
   Reinvested realized gain distributions ............................       1,169,079        7,550,026        1,877,112
   Net change in unrealized appreciation/(depreciation) of investments       2,340,487        1,755,661        2,953,142
                                                                         -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .................       4,650,978       24,804,887        7,537,304
                                                                         -------------    -------------    -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................              --               --               --
   Transfer of net policy loading -- Note 3 ..........................         (20,325)         (43,165)         (39,013)
   Transfer on account of death ......................................        (120,752)        (686,549)         (50,278)
   Transfer on account of other terminations .........................        (772,439)      (4,538,650)      (1,683,601)
   Transfer of policy loans ..........................................        (517,997)      (1,283,944)        (614,180)
   Transfer of cost of insurance and policy fees -- Note 3 ...........        (187,108)      (1,525,735)        (521,676)
   Transfer between investment divisions .............................        (457,889)          28,390        2,279,862
   Transfers -- other ................................................          (1,664)         (64,893)          (4,485)
                                                                         -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..................      (2,078,174)      (8,114,546)        (633,371)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................       2,572,804       16,690,341        6,903,933
   Net Assets at December 31, 1998 ...................................      13,840,586       97,330,511       32,172,857
                                                                         -------------    -------------    -------------
------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $  16,413,390    $ 114,020,852    $  39,076,790
------------------------------------------------------------------------------------------------------------------------
                                                                         =============    =============    =============

----------------------------------------
2000 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ....................................   $     (42,426)   $    (274,814)   $    (103,292)
  Net realized gain/(loss) from sale of investments ..................       1,004,217        1,095,834        1,630,381
  Net change in unrealized appreciation/(depreciation) of investments       (2,535,019)       1,226,837          396,102
                                                                         -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..................      (1,573,228)       2,047,857        1,923,191
                                                                         -------------    -------------    -------------

------------------------
2000 Policy Transactions
------------------------
  Net policy purchase payments .......................................              --               --               --
  Transfer of net policy loading -- Note 3 ...........................          (8,942)         (13,218)         (11,682)
  Transfer on account of death .......................................        (151,207)        (691,277)        (239,320)
  Transfer on account of other terminations ..........................        (214,753)      (1,967,035)        (428,038)
  Transfer of policy loans ...........................................         (14,934)        (756,846)         (98,844)
  Transfer of cost of insurance and policy fees -- Note 3 ............        (126,953)        (820,870)        (321,583)
  Transfer between investment divisions ..............................       3,373,620       (7,796,878)         844,706
  Transfers -- other .................................................          (6,608)         (15,551)         (10,305)
                                                                         -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...................       2,850,223      (12,061,675)        (265,066)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................       1,276,995      (10,013,818)       1,658,125
  Net Assets at December 31, 1999 ....................................      16,413,390      114,020,852       39,076,790
                                                                         -------------    -------------    -------------
------------------------------------------------------------------------------------------------------------------------
  Net Assets at June 30, 2000 ........................................   $  17,690,385    $ 104,007,034    $  40,734,915
------------------------------------------------------------------------------------------------------------------------
                                                                         =============    =============    =============

                                                                         -------------
                                                                           INVESTMENT
                                                                           DIVISIONS
                                                                         -------------


                                                                          Smith Barney
                                                                           Fund 2004
                                                                         -------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $     (50,577)
   Net realized gain/(loss) from sale of investments .................       1,063,843
   Reinvested realized gain distributions ............................              --
   Net change in unrealized appreciation/(depreciation) of investments      (1,328,857)
                                                                         -------------
   Net increase/(decrease) resulting from operations .................        (315,591)
                                                                         -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................              --
   Transfer of net policy loading -- Note 3 ..........................          (4,745)
   Transfer on account of death ......................................         (64,978)
   Transfer on account of other terminations .........................        (259,934)
   Transfer of policy loans ..........................................         199,675
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (96,264)
   Transfer between investment divisions .............................        (730,755)
   Transfers -- other ................................................           1,049
                                                                         -------------
   Net increase/(decrease) from policy transactions ..................        (955,952)
                                                                         -------------
Total Increase/(Decrease) in Net Assets ..............................      (1,271,543)
   Net Assets at December 31, 1998 ...................................       7,274,837
                                                                         -------------
--------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $   6,003,294
--------------------------------------------------------------------------------------
                                                                         =============

----------------------------------------
2000 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ....................................   $     (21,436)
  Net realized gain/(loss) from sale of investments ..................         831,169
  Net change in unrealized appreciation/(depreciation) of investments         (568,992)
                                                                         -------------
  Net increase/(decrease) resulting from operations ..................         240,741
                                                                         -------------

------------------------
2000 Policy Transactions
------------------------
  Net policy purchase payments .......................................              --
  Transfer of net policy loading -- Note 3 ...........................          (4,112)
  Transfer on account of death .......................................              --
  Transfer on account of other terminations ..........................        (565,965)
  Transfer of policy loans ...........................................         (55,339)
  Transfer of cost of insurance and policy fees -- Note 3 ............         (40,553)
  Transfer between investment divisions ..............................        (579,675)
  Transfers -- other .................................................            (196)
                                                                         -------------
  Net increase/(decrease) from policy transactions ...................      (1,245,840)
                                                                         -------------
Total Increase/(Decrease) in Net Assets ..............................      (1,005,099)
  Net Assets at December 31, 1999 ....................................       6,003,294
                                                                         -------------
--------------------------------------------------------------------------------------
  Net Assets at June 30, 2000 ........................................   $   4,998,195
--------------------------------------------------------------------------------------
                                                                         =============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    22 & 23

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account B (the Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC) is a unit investment trust registered under the Investment Company Act of 1940, as amended. GIAC established the Account as a separate investment account on November 16, 1984. The Account commenced operations on June 28, 1985. GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian), issues the single premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account as selected by the policyowner. The Account currently comprises seven investment divisions which invest in the shares of certain mutual funds and a unit investment trust. However, a policyowner can only invest in up to four investment divisions. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account.

      Six of the investment divisions of the Account invest in shares of one of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a
Fund). The Account's other investment division purchases units in The Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust").

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      Changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under state insurance law to provide for death benefits (without regard to the policy's minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that a policy's guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Proceeds from the sale of single premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds or Trust at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) The market value of the investments in the Trust is determined by Standard & Poor's Corporation (the Evaluator) on the basis of current offering bid prices for the securities, if available, current prices for comparable securities, the value of the securities as determined by appraisal, or any combination of the foregoing.

      (d) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (e) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

---------------------------------------------------------------
Note 3 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts from each policy a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of
 .50% of a policy's account value. GIAC pays all transaction charges to Smith Barney Inc. on the sale of Trust units to the Account and deducts a daily asset charge against the assets of the Trust for reimbursement of these transaction charges. The asset charge is currently equivalent to an effective annual rate of
 .25% of the daily unit value of the Trust. For the six months ending June 30, 2000 the total amount of these charges was $1,167,164.

      GIAC deducts certain charges from the single premium which are known as "policy loading". The policy loading includes sales and administrative expenses, state premium taxes and a risk charge for the guaranteed minimum death benefit. The gross single premium paid by a policyowner is allocated to the Account on the policy date and becomes the policy's account value. Thereafter, allocated policy loading is subtracted from a policy's account value in equal yearly installments at the beginning of the second through the eleventh policy years. For the six months ending June 30, 2000 and the year ended December 31, 1999 these fees amounted to $103,833 and $256,845, respectively.

      In addition, GIAC also makes a monthly charge for the cost of life insurance, based on the account value of the policyowner's insurance in force, as compensation for the anticipated cost of paying death benefits. For the six months ending June 30, 2000 and the year ended December 31, 1999, deductions for cost of life insurance amounted to $3,524,027 and $6,286,339, respectively.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes attributable to the Account.

-----------------------------
Note 4 -- Net Assets, June 30
-----------------------------

      At June 30, 2000, net assets of the Account were as follows:

         Accumulation of Single Premium
         Variable Life Insurance
         Policyowners' Accounts             $449,500,593
         Owned by GIAC                           571,811
                                            ------------
                                            $450,072,404
                                            ============

      The amount retained by GIAC in the Account comprises GIAC's initial contribution to the Account together with amounts which GIAC allocated to the Account to facilitate the commencement of its operations, unamortized allocated policy loading (see Note 3), and amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account in excess of unamortized allocated policy loading of $103,833 at June 30, 2000 may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

-----------------------------
Note 5 -- Purchases and Sales
-----------------------------

      During the six months ending June 30, 2000 and the year ended December 31, 1999 purchases and sales of shares of the Funds were as follows:

                                             Purchases          Purchases              Sales              Sales
                                              June 30,         December 31,           June 30,         December 31,
                                               2000               1999                  2000               1999
                                           ------------        ------------         ------------       ------------
   The Guardian Stock Fund, Inc. .......   $ 18,048,304        $ 42,656,176         $ 19,170,270       $ 40,319,464
   The Guardian Bond Fund, Inc. ........      2,757,304           8,948,493            5,519,103          8,730,606
   The Guardian Cash Fund, Inc. ........     28,280,319          44,395,185           31,077,534         39,532,860
   Baillie Gifford International Fund ..      7,104,616           4,780,387            4,254,393          5,695,557
   Value Line Centurion Fund, Inc. .....      8,898,451          27,652,340           20,960,126         28,429,074
   Value Line Strategic Asset
     Management Trust ..................      2,872,764           6,712,900            3,137,831          5,276,229
   Smith Barney Fund 2004 ..............        241,862             556,779            1,487,703          1,561,731
                                           ------------        ------------         ------------       ------------
     Total .............................   $ 68,203,620        $135,702,260         $ 85,606,960       $129,545,521
                                           ============        ============         ============       ============

      NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                      This page intentionally left blank.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)



                                                                        -------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                        -------------------------------------------------------

                                                                                                                      Baillie
                                                                         Guardian       Guardian       Guardian       Gifford
                                                                          Stock           Bond           Cash     International
                                                                        -------------------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1 .........................       147,426         25,731            743        63,266
  Net asset value per share (NAV) ...................................         57.02          11.81          10.00         24.61
                                                                        -----------    -----------    -----------   -----------
    Total Assets (Shares x NAV) .....................................   $ 8,406,209    $   303,889    $     7,430   $ 1,556,964

Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .............        70,527          2,837            185        10,654
                                                                        -----------    -----------    -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
    Net Assets ......................................................   $ 8,335,682    $   301,052    $     7,245   $ 1,546,310
-------------------------------------------------------------------------------------------------------------------------------
                                                                        ===========    ===========    ===========   ===========

Numbers of units outstanding ........................................   119,621.572     13,582.614        429.097    58,510.349
Unit value ..........................................................         69.68          22.16          16.89         26.43

FIFO Cost ...........................................................   $ 6,527,382    $   310,182    $     7,430   $ 1,279,545

                                                                        --------------------------
                                                                           INVESTMENT DIVISIONS
                                                                        --------------------------
                                                                                       Value Line
                                                                                       Strategic
                                                                        Value Line        Asset
                                                                        Centurion      Management
                                                                        --------------------------
Assets
  Shares owned in underlying fund -- Note 1 .........................        31,795         49,878
  Net asset value per share (NAV) ...................................         37.09          30.92
                                                                        -----------    -----------
    Total Assets (Shares x NAV) .....................................   $ 1,179,275    $ 1,542,235

Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .............         8,731         10,578
                                                                        -----------    -----------
--------------------------------------------------------------------------------------------------
    Net Assets ......................................................   $ 1,170,544    $ 1,531,657
--------------------------------------------------------------------------------------------------
                                                                        ===========    ===========

Numbers of units outstanding ........................................    16,703.155     28,325.433
Unit value ..........................................................         70.08          54.07

FIFO Cost ...........................................................   $   860,772    $ 1,129,839

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

                                                                        -------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                        -------------------------------------------------------

                                                                                                                      Baillie
                                                                         Guardian       Guardian       Guardian       Gifford
                                                                          Stock           Bond           Cash     International
                                                                        -------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ............................................   $        --    $        --    $       294   $        --
  Expenses -- Note 3:
    Mortality and expense risk charges ..............................        22,542            873             31         3,448
                                                                        -----------    -----------    -----------   -----------
  Net investment income/(expense) ...................................       (22,542)          (873)           263        (3,448)
                                                                        -----------    -----------    -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............       202,885            168             --        30,258
    Reinvested realized gain distributions ..........................            --             --             --            --
                                                                        -----------    -----------    -----------   -----------
  Net realized gain/(loss) on investments ...........................       202,885            168             --        30,258
  Net change in unrealized appreciation/(depreciation) of investments        65,534         10,777             --      (164,996)
                                                                        -----------    -----------    -----------   -----------
Net realized and unrealized gain/(loss) from investments ............       268,419         10,945             --      (134,738)
                                                                        -----------    -----------    -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....   $   245,877    $    10,072    $       263   $  (138,186)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        ===========    ===========    ===========   ===========

                                                                        --------------------------
                                                                           INVESTMENT DIVISIONS
                                                                        --------------------------
                                                                                       Value Line
                                                                                       Strategic
                                                                        Value Line        Asset
                                                                        Centurion      Management
                                                                        --------------------------
Investment Income
  Income:
    Reinvested dividends ............................................   $        --    $        --
  Expenses -- Note 3:
    Mortality and expense risk charges ..............................         3,190          4,305
                                                                        -----------    -----------
  Net investment income/(expense) ...................................        (3,190)        (4,305)
                                                                        -----------    -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............        37,410         69,389
    Reinvested realized gain distributions ..........................            --             --
                                                                        -----------    -----------
  Net realized gain/(loss) on investments ...........................        37,410         69,389
  Net change in unrealized appreciation/(depreciation) of investments        (2,083)         8,748
                                                                        -----------    -----------
Net realized and unrealized gain/(loss) from investments ............        35,327         78,137
                                                                        -----------    -----------
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....   $    32,137    $    73,832
--------------------------------------------------------------------------------------------------
                                                                        ===========    ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1999 (Audited) and
Six Months Ended June 30, 2000 (Unaudited)

                                                                         --------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                         --------------------------------------------------------

                                                                                                                        Baillie
                                                                          Guardian       Guardian       Guardian        Gifford
                                                                           Stock           Bond           Cash      International
                                                                         --------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (8,800)   $    16,873    $     1,102    $    (1,958)
   Net realized gain/(loss) from sale of investments .................       277,939            598             --         50,337
   Reinvested realized gain distributions ............................     1,100,519            878             --        116,395
   Net change in unrealized appreciation/(depreciation) of investments       559,852        (22,840)            --        292,331
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) resulting from operations .................     1,929,510         (4,491)         1,102        457,105
                                                                         -----------    -----------    -----------    -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................       805,459         46,927          9,788        203,689
   Transfer on account of death and other terminations ...............      (272,763)       (18,146)       (23,152)       (63,575)
   Transfer of policy loans ..........................................      (309,816)        (1,137)        (6,238)       (43,590)
   Transfer between investment divisions .............................         9,493         (3,202)        (5,837)          (275)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (223,983)       (10,301)        (1,747)       (50,693)
   Transfers -- other ................................................            77             (3)            --             (5)
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................         8,467         14,138        (27,186)        45,551
                                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................     1,937,977          9,647        (26,084)       502,656
   Net Assets at December 31, 1998 ...................................     6,294,287        314,759         40,072      1,169,128
                                                                         -----------    -----------    -----------    -----------
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $ 8,232,264    $   324,406    $    13,988    $ 1,671,784
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========    ===========    ===========    ===========

----------------------------------------
2000 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ....................................   $   (22,542)   $      (873)   $       263    $    (3,448)
  Net realized gain/(loss) from sale of investments ..................       202,885            168             --         30,258
  Reinvested realized gain distributions .............................            --             --             --             --
  Net change in unrealized appreciation/(depreciation) of investments         65,534         10,777             --       (164,996)
                                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..................       245,877         10,072            263       (138,186)
                                                                         -----------    -----------    -----------    -----------

------------------------
2000 Policy Transactions
------------------------
   Net policy purchase payments ......................................       384,017         16,184            876         87,455
   Transfer on account of death and other terminations ...............      (394,902)       (22,090)        (8,102)       (36,528)
   Transfer of policy loans ..........................................       (40,454)         1,585          6,203        (13,323)
   Transfer between investment divisions .............................        26,983        (24,593)        (5,776)         2,305
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (117,675)        (4,319)          (207)       (27,226)
   Transfers -- other ................................................          (428)          (193)            --             29
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................      (142,459)       (33,426)        (7,006)        12,712
                                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................       103,418        (23,354)        (6,743)      (125,474)
   Net Assets at December 31, 1999 ...................................     8,232,264        324,406         13,988      1,671,784
                                                                         -----------    -----------    -----------    -----------
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets at June 30, 2000 .......................................   $ 8,335,682    $   301,052    $     7,245    $ 1,546,310
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========    ===========    ===========    ===========

                                                                         --------------------------
                                                                            INVESTMENT DIVISIONS
                                                                         --------------------------
                                                                                        Value Line
                                                                                        Strategic
                                                                         Value Line       Asset
                                                                         Centurion      Management
                                                                         --------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (3,454)   $     6,429
   Net realized gain/(loss) from sale of investments .................        26,550         74,346
   Reinvested realized gain distributions ............................        74,214         73,723
   Net change in unrealized appreciation/(depreciation) of investments       165,062        147,086
                                                                         -----------    -----------
   Net increase/(decrease) resulting from operations .................       262,372        301,584
                                                                         -----------    -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................       117,389        145,836
   Transfer on account of death and other terminations ...............       (58,356)      (113,921)
   Transfer of policy loans ..........................................       (15,225)       (51,336)
   Transfer between investment divisions .............................           574           (754)
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (31,755)       (44,112)
   Transfers -- other ................................................            54             (7)
                                                                         -----------    -----------
   Net increase/(decrease) from policy transactions ..................        12,681        (64,294)
                                                                         -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................       275,053        237,290
   Net Assets at December 31, 1998 ...................................       944,285      1,310,034
                                                                         -----------    -----------
---------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $ 1,219,338    $ 1,547,324
---------------------------------------------------------------------------------------------------
                                                                         ===========    ===========

----------------------------------------
2000 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ....................................   $    (3,190)   $    (4,305)
  Net realized gain/(loss) from sale of investments ..................        37,410         69,389
  Reinvested realized gain distributions .............................            --             --
  Net change in unrealized appreciation/(depreciation) of investments         (2,083)         8,748
                                                                         -----------    -----------
  Net increase/(decrease) resulting from operations ..................        32,137         73,832
                                                                         -----------    -----------

------------------------
2000 Policy Transactions
------------------------
   Net policy purchase payments ......................................        52,356         55,977
   Transfer on account of death and other terminations ...............      (120,310)      (122,006)
   Transfer of policy loans ..........................................         1,440         (2,374)
   Transfer between investment divisions .............................         1,082             --
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (15,499)       (21,096)
   Transfers -- other ................................................            --             --
                                                                         -----------    -----------
   Net increase/(decrease) from policy transactions ..................       (80,931)       (89,499)
                                                                         -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................       (48,794)       (15,667)
   Net Assets at December 31, 1999 ...................................     1,219,338      1,547,324
                                                                         -----------    -----------
---------------------------------------------------------------------------------------------------
   Net Assets at June 30, 2000 .......................................   $ 1,170,544    $ 1,531,657
---------------------------------------------------------------------------------------------------
                                                                         ===========    ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    30 & 31

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc.
(GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund
(BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). However, a policyowner can only invest in up to four investment divisions.

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

---------------------------------------------------------------
Note 3 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value. For the six months ended June 30, 2000 this amount was $34,389.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

      Under the terms of the policy, GIAC also deducts a daily charge from the policy account value for the cost of life insurance. The amount, based on various factors, is compensation to GIAC for the anticipated cost of paying death benefits. The charge is deducted from the investment base at the end of each month. For the six months ended June 30, 2000 and the year ended December 31, 1999, deductions for the cost of life insurance amounted to $186,023 and $362,591, respectively.

      Additional charges are assessed against the annual premium. These include a $50 annual policy fee, and an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

-----------------------------
Note 4 -- Purchases and Sales
-----------------------------

      During the six months ended June 30, 2000 and the year ended December 31, 1999, purchases and sales of shares of the Funds were as follows:

                                      Purchases      Purchases        Sales          Sales
                                       June 30,     December 31,     June 30,     December 31,
                                         2000           1999           2000           1999
                                     ------------   ------------   ------------   ------------
The Guardian Stock Fund ..........   $    258,223   $  1,739,641   $    401,660   $    631,592
The Guardian Bond Fund ...........         21,554         61,601         54,980         29,123
The Guardian Cash Fund ...........          1,222          9,882          7,934         36,814
Baillie Gifford International Fund         94,938        338,578         82,227        176,810
Value Line Centurion Fund ........         49,516        185,868        130,448        101,213
Value Line Strategic Asset
  Management Trust ...............         61,784        202,390        151,282        185,668
                                     ------------   ------------   ------------   ------------
  Total ..........................   $    487,237   $  2,537,960   $     82,853   $  1,161,220
                                     ============   ============   ============   ============

Note: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 96.5%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Appliance and Furniture -- 1.3%
     204,500   Corning, Inc.                                       $  55,189,438
--------------------------------------------------------------------------------
Biotechnology -- 4.2%
      96,500   Affymetrix, Inc.*                                      15,934,563
     333,600   Amgen, Inc.*                                           23,435,400
     206,100   Cephalon, Inc.*                                        12,340,238
     285,800   Enzon, Inc.*                                           12,146,500
      78,400   Genentech, Inc.*                                       13,484,800
     196,500   Human Genome Sciences, Inc.*                           26,208,188
     130,500   Immunex Corp.*                                          6,451,594
     172,100   MedImmune, Inc.*                                       12,735,400
     208,400   Millenium Pharmaceuticals, Inc.*                       23,314,750
      38,500   Myriad Genetics, Inc.*                                  5,701,008
     131,000   Sepracor, Inc.*                                        15,801,875
      69,100   Vertex Pharmaceuticals, Inc.*                           7,281,413
                                                                   -------------
                                                                     174,835,729
--------------------------------------------------------------------------------
Broadcasting -- 0.3%
     330,700   Infinity Broadcasting Corp.*                           12,049,881
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.3%
      80,500   Amdocs Ltd.*                                            6,178,375
     148,600   Amkor Technology, Inc.*                                 5,247,437
                                                                   -------------
                                                                      11,425,812
--------------------------------------------------------------------------------
Computer Software -- 13.0%
     135,100   Adobe Systems, Inc.                                    17,563,000
     114,400   Advent Software, Inc.*                                  7,378,800
     467,400   BEA Systems, Inc.*                                     23,107,088
     204,200   BroadVision, Inc.*                                     10,375,912
      47,800   Check Point Software
                 Technologies Ltd.*                                   10,121,650
      75,000   Computer Associates Int'l., Inc.                        3,839,062
      48,000   i2 Technologies, Inc.*                                  5,004,750
     175,200   Inktomi Corp.*                                         20,717,400
     129,500   Mercator Software, Inc.*                                8,903,125
     200,400   Mercury Interactive Corp.*                             19,388,700
     110,600   Micromuse, Inc.*                                       18,302,572
   2,106,435   Microsoft Corp.*                                      168,514,800
   1,075,000   Oracle Corp.*                                          90,367,188
     109,000   Rational Software Corp.*                               10,130,188
     347,500   Saga Systems, Inc.*                                     4,322,031
     182,600   Siebel Systems, Inc.*                                  29,866,512
     274,300   Symantec Corp.*                                        14,795,056
     161,600   TIBCO Software, Inc.*                                  17,329,075
     176,025   VeriSign, Inc.*                                        31,068,412
      94,500   VERITAS Software Corp.*                                10,679,977
     203,200   Vitria Technology, Inc.*                               12,420,600
                                                                   -------------
                                                                     534,195,898
--------------------------------------------------------------------------------
Computer Systems -- 10.1%
     328,000   Apple Computer, Inc.*                                  17,179,000
     624,400   Compaq Computer Corp.                                  15,961,225
      96,400   Comverse Technology, Inc.*                              8,965,200
   1,003,700   Dell Computer Corp.*                                   49,494,956
     151,200   Efficient Networks, Inc.*                              11,122,650
   1,167,600   EMC Corp.*                                             89,832,225
     404,900   Hewlett Packard Co.                                    50,561,887
     796,800   Int'l. Business Machines                               87,299,400
      73,500   Network Appliance, Inc.*                                5,916,750
     230,800   NVIDIA Corp.*                                          14,670,225
      60,300   QLogic Corp.*                                           3,983,569
      83,600   SanDisk Corp.*                                          5,115,275
     610,200   Sun Microsystems, Inc.*                                55,490,063
                                                                   -------------
                                                                     415,592,425
--------------------------------------------------------------------------------
Drugs and Hospitals -- 1.0%
     287,000   Andrx Corp.*                                           18,345,578
     222,400   Regeneron Pharmaceuticals, Inc.*                        6,630,300
     557,800   Tenet Healthcare Corp.                                 15,060,600
                                                                   -------------
                                                                      40,036,478
--------------------------------------------------------------------------------
Electrical Equipment -- 4.9%
     177,700   American Power Conversion Corp.*                        7,252,381
     199,800   Arrow Electronics, Inc.*                                6,193,800
     132,600   Avnet, Inc.                                             7,856,550
     210,974   Flextronics Int'l. Ltd.*                               14,491,277
   2,773,500   General Electric Co.                                  146,995,500
     508,800   SCI Systems, Inc.*                                     19,938,600
                                                                   -------------
                                                                     202,728,108
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.5%
     107,600   Jabil Circuit, Inc.*                                    5,339,650
      43,500   PerkinElmer, Inc.*                                      2,805,976
     140,400   Sanmina Corp.*                                         12,004,200
                                                                   -------------
                                                                      20,149,826
--------------------------------------------------------------------------------
Electronics-Semiconductors -- 8.7%
     380,000   Analog Devices, Inc.*                                  28,880,000
     357,600   Atmel Corp.*                                           13,186,500
     250,200   AVX Corp.                                               5,738,963
     154,200   Burr-Brown Corp.*                                      13,367,212
      92,200   Chartered Semiconductor Mfg. Ltd.*                      8,298,000
      58,600   Cree, Inc.*                                             7,823,100
      46,600   EPCOS AG*                                               4,590,100
     173,600   Integrated Device Technology, Inc.*                    10,394,300
   1,203,700   Intel Corp.                                           160,919,644
      39,900   Intersil Hldgs. Corp.*                                  2,157,094
     258,900   Int'l. Rectifier Corp.*                                14,498,400
     914,200   LSI Logic Corp.*                                       49,481,075
     150,400   LTX Corp.*                                              5,254,600
     157,050   Microchip Technology, Inc.*                             9,150,616
     132,500   Palm, Inc.*                                             4,422,187
     118,200   STMicroelectronics N.V.                                 7,586,962
     191,744   Taiwan Semiconductor
                 Mfg. Co. Ltd. ADS*                                    7,430,080
      66,500   Taiwan Semiconductor
                 Mfg. Co. Ltd. ADS (new)*                              2,581,031
                                                                   -------------
                                                                     355,759,864
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Energy-Miscellaneous -- 0.1%
     179,800   Tosco Corp.                                          $  5,090,588
--------------------------------------------------------------------------------
Entertainment and Leisure -- 2.3%
   1,249,200   Walt Disney Co.*                                       48,484,575
     226,300   Time Warner, Inc.                                      14,568,062
     489,863   Viacom, Inc.*                                          33,402,533
                                                                    ------------
                                                                      96,455,170
--------------------------------------------------------------------------------
Financial-Banks -- 3.5%
     235,000   Bank of New York, Inc.*                                10,927,500
   1,933,700   Citigroup, Inc.                                       116,505,425
     433,500   Mellon Financial Corp.*                                15,795,656
     166,765   Premier National Bancorp, Inc.                          2,167,945
                                                                    ------------
                                                                     145,396,526
--------------------------------------------------------------------------------
Financial-Other -- 4.4%
     499,800   American Express Co.                                   26,052,075
     240,400   Countrywide Credit Industries, Inc.*                    7,287,125
      87,332   Legg Mason, Inc.                                        4,366,600
     425,500   Lehman Brothers Hldgs., Inc.                           40,236,344
     279,600   Merrill Lynch & Co., Inc.                              32,154,000
     607,800   Morgan Stanley Dean Witter & Co.                       50,599,350
     539,882   Charles Schwab Corp.                                   18,153,515
                                                                    ------------
                                                                     178,849,009
--------------------------------------------------------------------------------
Financial-Thrift -- 0.6%
     300,300   Charter One Financial, Inc.                             6,906,900
     336,700   Golden West Financial Corp.*                           13,741,569
     200,000   Washington Mutual, Inc.*                                5,775,000
                                                                    ------------
                                                                      26,423,469
--------------------------------------------------------------------------------
Merchandising-Special -- 0.7%
     151,500   Best Buy, Inc.*                                         9,582,375
      30,400   Borders Group, Inc.*                                      473,100
     312,000   Starbucks Corp.*                                       11,914,500
     212,800   United Stationers, Inc.*                                6,889,400
                                                                    ------------
                                                                      28,859,375
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.2%
      98,500   Omnicom Group, Inc.                                     8,772,656
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 0.3%
     178,900   Coastal Corp.                                          10,890,538
--------------------------------------------------------------------------------
Oil and Gas Producing -- 1.8%
     333,500   Apache Corp.                                           19,613,969
     155,000   Burlington Resources, Inc.                              5,928,750
     180,000   EOG Resources, Inc.*                                    6,030,000
     266,600   Newfield Exploration Co.*                              10,430,725
     540,600   Talisman Energy, Inc.*                                 17,907,375
     152,100   Vastar Resources, Inc.                                 12,491,212
                                                                    ------------
                                                                      72,402,031
--------------------------------------------------------------------------------
Oil and Gas Services -- 2.7%
     150,500   B.J. Svcs. Co.*                                         9,406,250
     186,400   Cooper Cameron Corp.*                                  12,302,400
     219,600   Global Marine, Inc.*                                    6,189,975
     312,500   Halliburton Co.                                        14,746,094
     304,200   Noble Drilling Corp.*                                  12,529,238
     306,400   Santa Fe Int'l. Corp.                                  10,704,850
     289,300   Schlumberger Ltd.                                      21,589,013
     164,575   Transocean Sedco Forex, Inc.                            8,794,477
     329,400   Weatherford Int'l., Inc.*                              13,114,238
                                                                    ------------
                                                                     109,376,535
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 0.3%
     178,000   Kerr-McGee Corp.                                       10,490,875
--------------------------------------------------------------------------------
Oil-Integrated-International -- 2.5%
     622,000   Exxon Mobil Corp.                                      48,827,000
     859,200   Royal Dutch Petroleum Co.                              52,894,500
                                                                    ------------
                                                                     101,721,500
--------------------------------------------------------------------------------
Publishing-News -- 0.2%
     110,000   Dow Jones & Co., Inc.*                                  8,057,500
--------------------------------------------------------------------------------
Semiconductors -- 3.5%
     517,000   Advanced Micro Devices, Inc.*                          39,938,250
     512,400   Kemet Corp.*                                           12,842,025
     518,000   Micron Technology, Inc.*                               45,616,375
     464,700   National Semiconductor Corp.*                          26,371,725
     555,300   Vishay Intertechnology, Inc.*                          21,066,694
                                                                    ------------
                                                                     145,835,069
--------------------------------------------------------------------------------
Semiconductors-Communications -- 6.8%
     275,700   Altera Corp.*                                          28,104,169
     206,200   Applied Micro Circuits Corp.*                          20,362,250
      92,700   Conexant Systems, Inc.*                                 4,507,537
     547,600   Cypress Semiconductor Corp.*                           23,136,100
     439,000   Micrel, Inc.*                                          19,069,062
      82,800   PMC-Sierra, Inc.*                                      14,712,525
      52,500   RF Micro Devices, Inc.*                                 4,600,312
     234,900   Semtech Corp.*                                         17,966,180
     831,000   Texas Instruments, Inc.                                57,079,313
     172,050   Transwitch Corp.*                                      13,280,109
      61,000   TriQuint Semiconductor, Inc.*                           5,836,937
     144,700   Vitesse Semiconductor Corp.*                           10,644,494
     737,400   Xilinx, Inc.*                                          60,881,587
                                                                    ------------
                                                                     280,180,575
--------------------------------------------------------------------------------
Semiconductors-Equipment -- 3.2%
      62,800   Advanced Energy Industries, Inc.*                       3,701,275
     278,928   Agilent Technologies, Inc.*                            20,570,940
     417,800   Applied Materials, Inc.*                               37,863,125
     288,600   Credence Systems Corp.*                                15,927,113
     239,200   KLA-Tencor Corp.*                                      14,008,150
     313,800   Lam Research Corp.*                                    11,767,500
      96,600   Novellus Systems, Inc.*                                 5,463,938
     299,500   Teradyne, Inc.*                                        22,013,250
                                                                    ------------
                                                                     131,315,291
--------------------------------------------------------------------------------
Telecommunications -- 1.8%
     213,560   AT & T Corp.                                            6,753,835
     206,400   AT & T Wireless Group*                                  5,753,400
     233,100   McLeodUSA, Inc.*                                        4,822,256
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
     887,100   Qwest Comm. Int'l., Inc.*                         $    44,077,781
     165,700   U S West, Inc.                                         14,208,775
                                                                 ---------------
                                                                      75,616,047
--------------------------------------------------------------------------------
Telecommunications-Equipment -- 13.1%
     252,800   American Tower Corp.*                                  10,538,600
     121,000   Bookham Technology PLC*                                 7,169,250
      55,000   Brocade Comm. Systems, Inc.*                           10,091,641
     119,100   Ciena Corp.*                                           19,852,481
   2,334,000   Cisco Systems, Inc.*                                  148,354,875
      77,700   Copper Mountain Networks, Inc.*                         6,847,312
     222,800   Crown Castle Corp.*                                     8,132,200
      93,700   GlobeSpan, Inc.*                                       11,438,720
     436,390   JDS Uniphase Corp.*                                    52,312,251
      93,000   Juniper Networks, Inc.*                                13,537,313
     610,400   Nokia Corp.                                            30,481,850
   1,616,700   Nortel Networks Corp.                                 110,339,775
     245,600   Paradyne Networks, Inc.*                                7,997,350
     102,500   Pinnacle Hldgs., Inc.*                                  5,535,000
     158,100   Proxim, Inc.*                                          15,646,959
     293,000   QUALCOMM, Inc.*                                        17,580,000
      39,700   Redback Networks, Inc.*                                 7,066,600
     398,400   Scientific Atlanta, Inc.                               29,680,800
      76,700   SDL, Inc.*                                             21,873,881
     132,000   Silicon Image, Inc.*                                    6,583,500
                                                                 ---------------
                                                                     541,060,358
--------------------------------------------------------------------------------
Telecommunications-Specialty -- 4.1%
     135,300   Advanced Fibre Comm., Inc.*                             6,130,781
     787,600   Exodus Comm., Inc.*                                    36,278,825
      90,200   InfoSpace, Inc.*                                        4,983,550
     199,300   Level 3 Comm., Inc.*                                   17,538,400
     263,200   Nextel Comm., Inc.*                                    16,104,550
     364,700   Nextel Partners, Inc.*                                 11,875,544
     239,800   NEXTLINK Comm., Inc.*                                   9,097,412
      45,400   Phone.com, Inc.*                                        2,956,675
     261,400   Primus Telecomm. Group, Inc.*                           6,502,325
     374,600   Sprint Corp.                                           22,288,700
     114,000   Triton PCS Hldgs., Inc.*                                6,583,500
      45,400   Williams Comm. Group*                                   1,506,713
     208,000   Yahoo, Inc.*                                           25,766,000
                                                                 ---------------
                                                                     167,612,975
--------------------------------------------------------------------------------
Utilities-Electric -- 0.1%
      59,600   Calpine Corp.*                                          3,918,700
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $2,569,263,123)                             3,970,288,246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-term Investments -- 1.5%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 29,000,000   Duke Capital Corp
                 7.00%, due 7/5/00                                    28,977,444
  32,000,000   UBS Fin. (Delaware), Inc.
                 6.92%, due 7/5/00                                    31,975,396
--------------------------------------------------------------------------------
               Total Short-term Investments
                 (Cost $60,952,840)                                   60,952,840
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.7%
--------------------------------------------------------------------------------

$ 69,229,000   State Street Bank & Trust Co.
               repurchase agreement, dated
               6/30/00, maturity value $69,266,788
               at 6.55% due 7/3/00(1)
                 (Cost $69,229,000)                              $    69,229,000
--------------------------------------------------------------------------------
Total Investments -- 99.7%
  (Cost $2,699,444,963)                                            4,100,470,086
Cash, Receivables and Other
  Assets Less Liabilities -- 0.3%                                     14,174,869
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                             $ 4,114,644,955
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS
  Investments, at market (cost $2,699,444,963)                    $4,100,470,086
  Receivable for securities sold                                      73,037,212
  Receivable for fund shares sold                                        659,333
  Dividends receivable                                                   405,781
  Interest receivable                                                     12,596
  Other assets                                                             4,919
                                                                  --------------
  TOTAL ASSETS                                                     4,174,589,927
                                                                  --------------

LIABILITIES
  Payable for securities purchased                                    50,622,468
  Due to custodian                                                     3,778,518
  Payable for fund shares redeemed                                     3,446,233
  Accrued expenses                                                       408,106
  Due to affiliates                                                    1,689,647
                                                                  --------------
  TOTAL LIABILITIES                                                   59,944,972
                                                                  --------------
    NET ASSETS                                                    $4,114,644,955
                                                                  ==============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $       72,161
  Additional paid-in capital                                       2,299,834,003
  Undistributed net investment income                                    511,725
  Accumulated net realized gain on investments                       413,201,943
  Net unrealized appreciation of investments                       1,401,025,123
                                                                  --------------
    NET ASSETS                                                    $4,114,644,955
                                                                  ==============

  Shares Outstanding -- $0.001 par value                              72,160,543
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $        57.02
                                                                  ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 2000 (Unaudited)

Investment Income:
  Dividends                                                       $   6,710,550
  Interest                                                            4,427,569
  Less: Foreign tax withheld                                            (86,287)
                                                                  -------------
  Total Income                                                       11,051,832
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                 10,423,998
  Custodian fees                                                        188,567
  Printing expense                                                      111,216
  Legal fees                                                             19,891
  Registration fees                                                      13,848
  Audit fees                                                              9,883
  Directors' fees -- Note B                                               6,215
  Insurance expense                                                       4,036
  Loan commitment fees -- Note H                                          3,428
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                     10,781,432
                                                                  -------------

  Net Investment Income                                                 270,400
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments -- Note F
  Net realized gain on investments                                  254,965,042
  Net change in unrealized appreciation of
    investments                                                    (121,770,269)
                                                                  -------------
  Net Realized and Unrealized Gain
    on Investments                                                  133,194,773
                                                                  -------------
  Net Increase in Net Assets
    from Operations                                               $ 133,465,173
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months         Year Ended
                                                                                               Ended       December 31,
                                                                                       June 30, 2000               1999
                                                                                          (Unaudited)          (Audited)
                                                                                     ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                             $       270,400    $    16,343,111
   Net realized gain on investments                                                      254,965,042        635,478,868
   Net change in unrealized appreciation of investments                                 (121,770,269)       367,759,722
                                                                                     ---------------    ---------------
     Net Increase in Net Assets from Operations                                          133,465,173      1,019,581,701
                                                                                     ---------------    ---------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                                          --        (16,388,132)
   Net realized gain on investments                                                               --       (563,140,777)
                                                                                     ---------------    ---------------
     Total Dividends and Distributions to Shareholders                                            --       (579,528,909)
                                                                                     ---------------    ---------------

 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions -- Note G      (193,907,280)        69,838,389
                                                                                     ---------------    ---------------
     Net Increase/(Decrease) in Net Assets                                               (60,442,107)       509,891,181

 Net Assets:
   Beginning of period                                                                 4,175,087,062      3,665,195,881
                                                                                     ---------------    ---------------
   End of period*                                                                    $ 4,114,644,955    $ 4,175,087,062
                                                                                     ===============    ===============

* Includes undistributed net investment income of:                                   $       511,725    $       241,325

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                      Six Months
                                        Ended                              Year Ended December 31, (Audited)
                                    June 30, 2000          ----------------------------------------------------------------------
                                     (Unaudited)            1999            1998            1997            1996            1995
                                    ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........         $55.20            $49.08          $46.05          $38.59          $34.72          $27.33
                                         ------            ------          ------          ------          ------          ------
Income from investment
  operations:
  Net investment
    income .....................           0.00              0.24            0.47            0.52            0.53            0.44
  Net realized and unrealized
    gain on investments ........           1.82             14.49            8.56           12.97            8.62            9.01
                                         ------            ------          ------          ------          ------          ------
  Net increase from
    investment operations ......           1.82             14.73            9.03           13.49            9.15            9.45
                                         ------            ------          ------          ------          ------          ------

Dividends and Distributions to
  Shareholders from:
  Net investment income ........             --             (0.24)          (0.47)          (0.52)          (0.54)          (0.44)
  Net realized gain ............             --             (8.37)          (5.53)          (5.51)          (4.74)          (1.62)
                                         ------            ------          ------          ------          ------          ------
  Total dividends and
    distributions ..............             --             (8.61)          (6.00)          (6.03)          (5.28)          (2.06)
                                         ------            ------          ------          ------          ------          ------
Net asset value, end of
    period .....................         $57.02            $55.20          $49.08          $46.05          $38.59          $34.72
                                         ------            ------          ------          ------          ------          ------

Total return* ..................           3.30%            31.17%          19.86%          35.58%          26.90%          34.65%
                                         ------            ------          ------          ------          ------          ------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ............     $4,114,645        $4,175,087      $3,665,196      $3,222,187      $2,226,728      $1,615,271
  Ratio of expenses to
    average net assets .........           0.52%(a)          0.52%           0.52%           0.52%           0.53%           0.53%
  Ratio of net investment
    income to average net assets           0.01%(a)          0.45%           0.95%           1.17%           1.50%           1.39%
  Portfolio turnover
    rate .......................             48%               74%             56%             51%             66%             78%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Asset Backed -- 5.0%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  5,000,000   Advanta Mortgage Loan Tr.
                 1997-2 A5
                 7.25% due 6/25/27                                  $  4,902,000
   2,191,140   Amresco 1997-1 M1F
                 7.42% due 3/25/27                                     2,123,937
   3,700,000   Centex Home Equity Loan Tr.
                 1999-2 A4
                 6.60% due 1/25/28                                     3,469,564
   3,600,000   Contimortgage Home Equity Loan Tr.
                 1999-1 A3
                 6.17% due 5/25/21                                     3,417,084
   3,600,000   Countrywide 2000-1 AF3
                 7.83% due 7/25/25                                     3,606,732
--------------------------------------------------------------------------------
               Total Asset Backed
                 (Cost $17,860,355)                                   17,519,317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Mortgage Backed -- 3.0%
--------------------------------------------------------------------------------
$  3,600,000   Prudential Securities Secd. Fin. Corp.
                 2000-Cl A1
                 7.617% due 6/15/09                                 $  3,622,640
   6,943,521   TIAA Retail Comm'l. Mortgage Tr.
                 1999-Cl A
                 7.17% due 10/15/07+                                   6,852,006
--------------------------------------------------------------------------------
               Total Commercial Mortgage Backed
                 (Cost $10,395,723)                                   10,474,646
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds -- 25.6%
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
$  3,600,000   Raytheon Co.
                 8.20% due 3/1/06+                                  $  3,655,876
--------------------------------------------------------------------------------
Electronics and Instruments -- 2.1%
   7,200,000   Limestone Electronics Tr.
                 8.625% due 3/15/03+                                   7,258,428
--------------------------------------------------------------------------------
Energy -- 1.9%
   3,000,000   Occidental Petroleum Corp.
                 7.65% due 2/15/06                                     2,983,119
   3,500,000   Phillips Petroleum Co.
                 8.75% due 5/25/10                                     3,705,996
                                                                    ------------
                                                                       6,689,115
--------------------------------------------------------------------------------
Entertainment-Cable-Media -- 3.7%
   2,500,000   Cox Comm., Inc.
                 7.875% due 8/15/09                                    2,494,842
   3,600,000   CSC Hldgs., Inc.
                 8.125% due 7/15/09                                    3,503,412
   3,650,000   Time Warner Entertainment Co.
                 7.25% due 9/1/08                                      3,525,436
   3,650,000   Time Warner, Inc.
                 7.48% due 1/15/08                                     3,565,492
                                                                    ------------
                                                                      13,089,182
--------------------------------------------------------------------------------
Financial-Other -- 1.0%
   3,600,000   Lehman Brothers Hldgs., Inc.
                 6.50% due 10/1/02                                     3,512,736
--------------------------------------------------------------------------------
Machinery-Industrial Specialty -- 1.0%
   3,500,000   Mallinckrodt, Inc.
                 6.30% due 3/15/11+                                    3,453,111
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 1.8%
               Saks, Inc.
   3,600,000     7.00% due 7/15/04                                     3,231,457
   3,600,000     7.25% due 12/1/04                                     3,234,287
                                                                    ------------
                                                                       6,465,744
--------------------------------------------------------------------------------
Merchandising-Food -- 1.0%
   3,500,000   Aramark Svcs., Inc.
                 6.75% due 8/1/04                                      3,317,230
--------------------------------------------------------------------------------
Merchandising-Mass -- 1.0%
   3,400,000   Wal-Mart Stores, Inc.
                 8.75% due 12/29/06                                    3,442,568
--------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 1.4%
   5,000,000   Ikon Capital, Inc.
                 6.73% due 6/15/01                                     4,913,770
--------------------------------------------------------------------------------
Oil-Integrated-International -- 2.0%
   7,200,000   YPF Sociedad Anonima
                 7.25% due 3/15/03                                     6,984,000
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
   3,500,000   Int'l. Paper Co.
                 8.125% due 7/8/05+                                    3,530,877
--------------------------------------------------------------------------------
Telecommunications -- 5.7%
               Deutsche Telekom Int'l. Finance BV
   3,600,000     8.00% due 6/15/10                                     3,636,828
   3,600,000     8.25% due 6/15/30                                     3,656,092
               GTE Corp.
   3,500,000     6.94% due 4/15/28                                     3,090,986
   3,600,000     7.51% due 4/1/09                                      3,544,488
   3,600,000   Vodafone Airtouch PLC
                 7.75% due 2/15/10+                                    3,569,227
   2,400,000   Williams Comm. Group
                 10.875% due 10/1/09                                   2,346,000
                                                                    ------------
                                                                      19,843,621
--------------------------------------------------------------------------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Waste Services -- 1.0%
$  3,500,000   USA Waste Svcs., Inc.
                 6.125% due 7/15/01                                $   3,389,036
--------------------------------------------------------------------------------
               Total Corporate Bonds
                 (Cost $90,384,589)                                   89,545,294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Collateralized Mortgage Obligation -- 4.5%
--------------------------------------------------------------------------------
$  5,648,076   GE Capital Mortgage Svcs., Inc.
                 1996-3 A7  7.00% due 3/25/26                      $   5,360,364
   6,813,148   Norwest Asset Securities
                 2000-2 A1 7.50% due 4/25/30                           6,753,601
   3,811,266   PNC Mortgage Securities Corp.
                 1998-10 A17  6.50%
                 due 12/25/28                                          3,658,396
--------------------------------------------------------------------------------
               Total Collateralized Mortgage
                 Obligations
                 (Cost $16,055,544)                                   15,772,361
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 38.9%
--------------------------------------------------------------------------------
               FHLMC
$ 12,100,000     7.00%, (30 yr. TBA)(a)                            $  11,684,062
   1,914,452     6.50% due 6/1/29                                      1,807,664
     967,147     6.50% due 7/1/29                                        913,200
   1,678,100     6.50% due 9/1/29                                      1,584,496
     637,468     7.00% due 8/1/08                                        629,500
               FNMA
   5,500,000     6.00%, (15 yr. TBA)(a)                                5,200,938
   1,000,000     6.50%, (15 yr. TBA)(a)                                  963,750
   5,500,000     7.00%, (15 yr. TBA)(a)                                5,393,438
  24,900,000     7.00%, (30 yr. TBA)(a)                               24,020,731
  23,450,000     7.50%, (30 yr. TBA)(a)                               23,098,250
  16,500,000     8.00%, (30 yr. TBA)(a)                               16,561,875
   9,000,000     8.50%, (30 yr. TBA)(a)                                9,160,308
   4,176,707     6.50% due 11/1/28                                     3,941,141
     535,674     8.00% due 6/1/08                                        540,136
       4,512     8.25% due 1/1/09                                          4,613
     228,765     8.50% due 8/1/09                                        232,574
               GNMA
  25,200,000     8.00%, (30 yr. TBA)(a)                               25,459,862
     940,719     6.50% due 1/15/29                                       892,817
     987,243     6.50% due 2/15/29                                       936,973
     530,792     6.50% due 3/15/29                                       503,764
   2,428,512     6.50% due 4/15/29                                     2,304,851
     152,273     6.50% due 7/15/29                                       144,518
--------------------------------------------------------------------------------
               Total Mortgage Pass-Throughs
                 (Cost $135,722,452)                                135,979,461
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign Debt -- 1.0%
--------------------------------------------------------------------------------
$  3,600,000   Quebec Province CDA
                 7.50% due 9/15/29
                 (Cost $3,465,567)                                 $   3,530,117
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government and Agencies -- 19.1%
--------------------------------------------------------------------------------
               FNMA
$ 12,625,000     7.25% due 1/15/10                                 $  12,728,071
   3,500,000     7.25% due 5/15/30                                     3,563,322
               U.S. Treasury Bonds
   1,570,000     5.25% due 2/15/29                                     1,392,885
   4,000,000     6.00% due 2/15/26                                     3,910,000
   2,175,000     6.125% due 11/15/27                                   2,168,203
   4,850,000     6.125% due 8/15/29                                    4,901,531
   3,950,000     6.25% due 5/15/30                                     4,146,268
   5,500,000     6.625% due 2/15/27                                    5,831,721
   4,000,000     9.25% due 2/15/16                                     5,182,500
               U.S. Treasury Notes
   3,500,000     4.25% due 11/15/03                                    3,283,438
   2,450,000     5.50% due 2/15/08                                     2,345,875
   1,800,000     6.00% due 8/15/09                                     1,785,375
   1,900,000     6.50% due 8/15/05                                     1,920,187
   6,175,000     6.50% due 2/15/10                                     6,385,339
   7,200,000     6.75% due 5/15/05                                     7,368,754
--------------------------------------------------------------------------------
               Total U.S. Government and Agencies
                 (Cost $65,760,203)                                   66,913,469
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited) (Continued)

--------------------------------------------------------------------------------
Commercial Paper -- 34.9%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 4.0%
$ 14,000,000   Martin Marietta Materials, Inc.
                 6.57% due 7/17/00(a)                             $  13,959,120
--------------------------------------------------------------------------------
Computer Systems -- 2.1%
   7,475,000   Xerox Corp.
                 6.72% due 7/20/00(a)                                 7,448,489
--------------------------------------------------------------------------------
Conglomerates -- 2.8%
   9,600,000   Invensys PLC
                 6.63% due 7/17/00(a)                                 9,571,712
--------------------------------------------------------------------------------
Financial-Banks -- 4.0%
  14,000,000   Baus Funding LLC
                 6.52% due 7/17/00(a)                                13,959,431
--------------------------------------------------------------------------------
Financial-Other -- 14.3%
  11,754,000   Amsterdam Funding Corp.
                 6.59% due 7/24/00(a)                                11,704,512
  14,000,000   Duke Capital Corp.
                 6.59% due 7/24/00(a)                                13,941,056
   4,200,000   General Electric Capital Corp.
                 6.54% due 7/20/00(a)                                 4,185,503
   6,450,000   John Deere Capital Corp.
                 6.54% due 7/17/00(a)                                 6,431,252
  14,000,000   Textron Fin. Corp.
                 6.57% due 7/17/00(a)                                13,959,120
                                                                  -------------
                                                                     50,221,443
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 4.0%
  14,000,000   Target Corp.
                 6.57% due 7/17/00(a)                                13,959,120
--------------------------------------------------------------------------------
Telecommunications -- 3.7%
  13,000,000   AT & T Capital Corp.
                 6.50% due 7/17/00(a)                                12,962,445
--------------------------------------------------------------------------------
               Total Commercial Paper
                 (Cost $122,081,760)                                122,081,760
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.1%
--------------------------------------------------------------------------------
$  7,245,000   State Street Bank & Trust Co.
               repurchase agreement,
               dated 6/30/00, maturity
               value $7,248,955 at 6.55%
               due 7/3/00(1)
                 (Cost $7,245,000)                                $   7,245,000
--------------------------------------------------------------------------------
Total Investments -- 134.1%
  (Cost $468,971,193)                                               469,061,425
Payables for Mortgage Pass-Throughs
  Delayed Delivery Securities(a) -- (34.6)%                        (121,136,232)
Cash, Receivables and Other
  Assets Less Liabilities -- 0.5%                                     1,828,082
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $ 349,753,275
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS
   Investments, at market (cost $468,971,193)                     $ 469,061,425
   Cash                                                                      97
   Receivable for securities sold                                    22,054,853
   Interest receivable                                                4,003,720
   Receivable for fund shares sold                                       24,360
   Other assets                                                             490
                                                                  -------------
   TOTAL ASSETS                                                     495,144,945
                                                                  -------------

LIABILITIES
   Payable for forward mortgage securities
     purchased                                                      121,136,232
   Payable for securities purchased                                  23,781,833
   Payable for fund shares redeemed                                     291,490
   Accrued expenses                                                      38,420
   Due to affiliates                                                    143,695
                                                                  -------------
   TOTAL LIABILITIES                                                145,391,670
                                                                  -------------
     NET ASSETS                                                   $ 349,753,275
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   2,961,213
   Additional paid-in capital                                       354,627,419
   Undistributed net investment income                               11,916,501
   Accumulated net realized loss on investments                     (19,842,090)
   Net unrealized appreciation of investments                            90,232
                                                                  -------------
     NET ASSETS                                                   $ 349,753,275
                                                                  =============

   Shares Outstanding -- $0.10 par value                             29,612,133
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.81
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 2000 (Unaudited)

Investment Income:
   Interest                                                        $ 12,708,009
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                   891,425
   Custodian fees                                                        52,736
   Printing expense                                                      11,208
   Audit fees                                                             9,883
   Directors' fees -- Note B                                              6,215
   Registration fees                                                      2,281
   Legal fees                                                             1,974
   Insurance expense                                                        403
   Loan commitment fees -- Note H                                           277
   Other                                                                    350
                                                                   ------------
   Total Expenses                                                       976,752
                                                                   ------------

   Net Investment Income                                             11,731,257
                                                                   ------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
   Net realized loss on investments                                 (11,256,271)
   Net change in unrealized depreciation
     of investments                                                  11,638,305
                                                                   ------------
Net Realized and Unrealized Gain
  on Investments                                                        382,034
                                                                   ------------
Net Increase in Net Assets
  from Operations                                                  $ 12,113,291
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months        Year Ended
                                                                                               Ended      December 31,
                                                                                       June 30, 2000              1999
                                                                                          (Unaudited)         (Audited)
                                                                                       -------------     -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                              $  11,731,257     $  21,052,916
    Net realized loss on investments                                                     (11,256,271)       (8,373,543)
    Net change in unrealized appreciation/(depreciation) of investments                   11,638,305       (15,282,158)
                                                                                       -------------     -------------
      Net Increase/(Decrease) in Net Assets from Operations                               12,113,291        (2,602,785)
                                                                                       -------------     -------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                                         --       (21,062,469)
    Net realized gain on investments                                                              --          (965,082)
                                                                                       -------------     -------------
      Total Dividends and Distributions to Shareholders                                           --       (22,027,551)
                                                                                       -------------     -------------

 From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note G      (38,790,770)       19,673,995
                                                                                       -------------     -------------
      Net Decrease in Net Assets                                                         (26,677,479)       (4,956,341)

 Net Assets:
    Beginning of period                                                                  376,430,754       381,387,095
                                                                                       -------------     -------------
    End of period*                                                                     $ 349,753,275     $ 376,430,754
                                                                                       =============     =============

* Includes undistributed net investment income of:                                     $  11,916,501     $     185,244

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                    Six Months
                                      Ended                        Year Ended December 31, (Audited)
                                   June 30, 2000       --------------------------------------------------------------
                                    (Unaudited)         1999          1998          1997          1996          1995
                                   ----------------------------------------------------------------------------------
Net asset value,
   beginning of period ..........      $11.41          $12.23        $12.11        $11.83        $12.25        $11.08
                                       ------          ------        ------        ------        ------        ------
Income from investment
   operations:
   Net investment income ........        0.40            0.68          0.69          0.75          0.76          0.76
   Net realized and
     unrealized gain/
     (loss) on investments ......          --           (0.79)         0.28          0.29         (0.42)         1.17
                                       ------          ------        ------        ------        ------        ------
   Net increase/(decrease)
     from investment
     operations .................        0.40           (0.11)         0.97          1.04          0.34          1.93
                                       ------          ------        ------        ------        ------        ------

Dividends and Distributions
   to Shareholders from:
   Net investment income ........          --           (0.68)        (0.69)        (0.76)        (0.76)        (0.76)
   Net realized gain ............          --           (0.03)        (0.16)           --            --            --
                                       ------          ------        ------        ------        ------        ------
   Total dividends and
     distributions ..............          --           (0.71)        (0.85)        (0.76)        (0.76)        (0.76)
                                       ------          ------        ------        ------        ------        ------
Net asset value, end of
     period .....................      $11.81          $11.41        $12.23        $12.11        $11.83        $12.25
                                       ------          ------        ------        ------        ------        ------

Total return* ...................        3.51%          (0.84)%        8.10%         8.99%         2.88%        17.59%
                                       ------          ------        ------        ------        ------        ------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ............    $349,753        $376,431      $381,387      $355,412      $354,433      $374,462
   Ratio of expenses to
     average net assets .........        0.55%(a)        0.57%         0.67%         0.59%         0.54%         0.54%
   Ratio of expenses (excluding
     interest expense) to average
     net assets .................         N/A            0.55%         0.55%         0.55%          N/A           N/A
   Ratio of net investment
     income to average net assets        6.58%(a)        5.78%         5.51%         6.15%         6.12%         6.43%
   Portfolio turnover
     rate .......................         156%            257%          287%          340%          188%          298%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Commercial Paper -- 94.7%
--------------------------------------------------------------------------------
Principal                                        Maturity
Amount                                             Date                   Value
-------------------------------------------------------------------------------
FINANCIAL -- 47.6%
Asset Backed Securities-Other -- 13.3%
$    18,000,000   Clipper Receivables Corp.
                    6.57%                          7/21/00         $ 17,934,300
                  Govco, Inc.
     12,500,000     6.56%                          8/21/00           12,383,833
      7,000,000     6.56%                          8/22/00            6,933,671
     18,000,000   Variable Funding Capital
                    6.57%                           7/5/00           17,986,860
                                                                   ------------
                                                                     55,238,664
-------------------------------------------------------------------------------
Banks -- 12.0%
     18,000,000   Bank of America Corp.
                     6.64%                        10/10/00           17,664,680
     15,000,000   Deutsche Bank
                     6.22%                         7/10/00           15,000,000
     17,000,000   Dresdner U.S. Fin.
                    6.54%                           7/3/00           16,993,823
                                                                   ------------
                                                                     49,658,503
-------------------------------------------------------------------------------
Finance Companies -- 17.5%
     18,000,000   Associates First Capital
                     6.54%                         7/24/00           17,924,790
      8,000,000   California Housing Fin.
                     6.80%                          7/5/00            8,000,000
     16,000,000   Household Fin. Corp.
                     6.55%                          7/5/00           15,988,356
     16,000,000   Goldman Sachs Group, Inc.
                     6.54%                         7/11/00           15,970,933
     15,000,000   Private Export Funding Corp.
                     6.10%                          7/6/00           14,987,292
                                                                   ------------
                                                                     72,871,371
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 4.8%
     20,000,000   Nat'l. Rural Utils. Coop. Fin.
                     Corp., 5.97%                   7/6/00           19,983,417
-------------------------------------------------------------------------------
                  Total Financial                                   197,751,955
-------------------------------------------------------------------------------

INDUSTRIAL -- 47.1%
Automotive -- 12.9%
     18,000,000   DaimlerChrysler NA Hldg. Corp.
                     6.53%                         7/17/00           17,947,760
     18,000,000   Ford Motor Co.
                     6.54%                          7/7/00           17,980,380
     18,000,000   General Motors Acceptance Corp.
                    6.53%                          7/18/00           17,944,495
                                                                   ------------
                                                                     53,872,635
-------------------------------------------------------------------------------
Conglomerates -- 7.9%
     18,000,000   General Electric Capital Corp.
                     6.58%                         8/15/00           17,851,950
     14,909,000   Invensys PLC
                     6.90%                          7/6/00           14,894,712
                                                                   ------------
                                                                     32,746,662
-------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.3%
     18,000,000   Heinz (H.J.) Co.
                     6.54%                         8/11/00           17,865,930
-------------------------------------------------------------------------------
Manufacturing -- 3.6%
     15,000,000   Illinois Tool Works, Inc.
                     6.55%                         7/25/00           14,934,500
-------------------------------------------------------------------------------
Metals-Miscellaneous -- 4.3%
     18,000,000   Rio Tinto America, Inc.
                     6.54%                         8/14/00           17,856,120
-------------------------------------------------------------------------------
Oil and Gas Services -- 4.1%
     17,000,000   Equilon Enterprises LLC
                     6.53%                          8/4/00           16,895,157
-------------------------------------------------------------------------------
Telecommunications -- 6.4%
     19,000,000   AT & T Capital Corp.
                     6.54%                          8/8/00           18,868,837
      8,000,000   Bell Atlantic Finl. Svcs.
                     6.50%                          7/3/00            7,997,111
                                                                   ------------
                                                                     26,865,948
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 3.6%
     15,000,000   Duke Capital Corp.
                     7.00%                          7/5/00           14,988,334
-------------------------------------------------------------------------------
                  TOTAL INDUSTRIAL                                  196,025,286
-------------------------------------------------------------------------------
                  Total Commercial Paper
                    (Cost $393,777,241)                             393,777,241
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 5.3%
--------------------------------------------------------------------------------
$    22,130,000   State Street Bank & Trust Co.
                  repurchase agreement, dated
                  6/30/00, maturity value
                  $22,142,079 at 6.55%
                  due 7/3/00(1)
                     (Cost $22,130,000)                            $ 22,130,000
-------------------------------------------------------------------------------
Total Investments -- 100.0%
  (Cost $415,907,241)                                               415,907,241
Liabilities in Excess of Cash,
  Receivables and Other Assets -- (0.0)%                                (90,535)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $415,816,706
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS
   Investments, at market (cost $415,907,241)                       $415,907,241
   Cash                                                                      617
   Interest receivable                                                   427,288
   Receivable for fund shares sold                                        61,008
   Other assets                                                              612
                                                                    ------------
   TOTAL ASSETS                                                      416,396,766
                                                                    ------------

LIABILITIES
   Payable for fund shares redeemed                                      343,893
   Accrued expenses                                                       61,552
   Due to affiliates                                                     174,615
                                                                    ------------
   TOTAL LIABILITIES                                                     580,060
                                                                    ------------
     NET ASSETS                                                     $415,816,706
                                                                    ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                            $  4,158,167
   Additional paid-in capital                                        411,658,539
                                                                    ------------
     NET ASSETS                                                     $415,816,706
                                                                    ============

   Shares Outstanding -- $0.10 par value                              41,581,671
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS SIX MONTHS ENDED
June 30, 2000 (Unaudited)

Investment Income:
   Interest                                                          $13,203,517
                                                                     -----------

Expenses:
   Investment advisory fees -- Note B                                  1,077,704
   Custodian fees                                                         42,668
   Printing expense                                                       12,706
   Audit fees                                                              9,633
   Directors' fees -- Note B                                               6,215
   Legal fees                                                              2,038
   Registration fees                                                         994
   Insurance expense                                                         503
   Loan commitment fees -- Note H                                            340
   Other                                                                     350
                                                                     -----------
   Total Expenses                                                      1,153,151
                                                                     -----------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                       $12,050,366
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months        Year Ended
                                                                                               Ended       December 31
                                                                                       June 30, 2000              1999
                                                                                          (Unaudited)         (Audited)
                                                                                       -------------     -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                              $  12,050,366     $  21,309,724
                                                                                       -------------     -------------
      Net Increase in Net Assets from Operations                                          12,050,366        21,309,724
                                                                                       -------------     -------------
 Dividends to Shareholders from:
    Net investment income                                                                (12,050,366)      (21,309,724)
                                                                                       -------------     -------------
 From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note G      (68,311,713)       64,645,765
                                                                                       -------------     -------------
      Net Increase/(Decrease) in Net Assets                                              (68,311,713)       64,645,765

 Net Assets:
    Beginning of period                                                                  484,128,419       419,482,654
                                                                                       -------------     -------------
    End of period                                                                      $ 415,816,706     $ 484,128,419
                                                                                       =============     =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                           Six Months
                                              Ended                             Year Ended December 31, (Audited)
                                          June 30, 2000        --------------------------------------------------------------
                                           (Unaudited)          1999          1998          1997          1996         1995
                                          -----------------------------------------------------------------------------------
Net asset value, beginning of period .        $10.00           $10.00        $10.00        $10.00        $10.00        $10.00
                                              ------           ------        ------        ------        ------        ------
Income from investment
   operations:
   Net investment
    income ..........................           0.28             0.47          0.50          0.50          0.49          0.54

Dividends to
   Shareholders from:
   Net investment income ............          (0.28)           (0.47)        (0.50)        (0.50)        (0.49)        (0.54)
                                              ------           ------        ------        ------        ------        ------

Net asset value, end of period ......         $10.00           $10.00        $10.00        $10.00        $10.00        $10.00
                                              ------           ------        ------        ------        ------        ------

Total return* .......................           2.82%            4.77%         5.10%         5.14%         4.98%         5.52%
                                              ------           ------        ------        ------        ------        ------

Ratios/supplemental data:
   Net assets, end of period
    (000's omitted) .................       $415,817         $484,128      $419,483      $368,122      $378,322      $356,820
   Ratio of expenses to
    average net assets ..............           0.54%(a)         0.53%         0.53%         0.54%         0.54%         0.54%
   Ratio of net investment
    income to average net assets ....           5.59%(a)         4.68%         4.99%         5.02%         4.86%         5.39%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund (GSF), a series of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940
Act). The financial statements for the other remaining funds of Guardian Variable Contract Funds, Inc. are presented in separate reports.

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2000, no GSF Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF is permitted to buy international securities that are not U.S. dollar denominated. GSF's books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When a forward contract is closed, the Fund records realized gains or losses equal to the difference between the value of such forward contract at the time it was opened and the value at the time it was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

------------------------------------------------------------------------
Note B -- Investment Advisory Agreements and Payments to Related Parties
------------------------------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. Fees for investment advisory services are paid at an annual rate of .50% of the average daily net assets of each Fund. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 2000.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2000 were as follows:

                                                GSF               GBF
                                                ---               ---
      Purchases ......................     $1,940,969,416    $  544,853,980
      Proceeds .......................     $2,104,415,257    $  574,275,890

      The cost of investments owned at June 30, 2000 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 2000 for GSF and GBF were as follows:

                                                GSF               GBF
                                                ---               ---
      Gross Appreciation .............     $1,468,355,927    $    2,858,369
      Gross Depreciation .............        (67,330,804)       (2,768,137)
                                           --------------    --------------
        Net Unrealized Appreciation ..     $1,401,025,123    $       90,232
                                           ==============    ==============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2000, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                      Six Months Ended         Year Ended      Six Months Ended          Year Ended
                                              June 30,       December 31,              June 30,        December 31,
                                                  2000               1999                  2000                1999
                                           (Unaudited)          (Audited)           (Unaudited)           (Audited)
-------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                  2,474,583          3,895,845        $  139,518,564      $  200,708,021
Shares issued in reinvestment of
  dividends and distributions                       --         10,952,668                    --         579,528,909
Shares repurchased                          (5,950,118)       (13,883,608)         (333,425,844)       (710,398,541)
-------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                   (3,475,535)           964,905        $ (193,907,280)     $   69,838,389
-------------------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                                  1,031,842          8,170,108        $   11,909,646      $   96,955,789
Shares issued in reinvestment of
  dividends and distributions                       --          1,912,437                    --          22,027,550
Shares repurchased                          (4,398,576)        (8,296,810)          (50,700,416)        (99,309,344)
-------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                   (3,366,734)         1,785,735        $  (38,790,770)     $   19,673,995
-------------------------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.
Shares sold                                 19,744,962         39,686,605        $  197,449,481      $  396,866,179
Shares issued in reinvestment of
  dividends                                  1,205,037          2,130,972            12,050,366          21,309,724
Shares repurchased                         (27,781,156)       (35,353,014)         (277,811,560)       (353,530,138)
-------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                   (6,831,157)         6,464,563        $  (68,311,713)      $  64,645,765
-------------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2000, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                      This page intentionally left blank.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

-------------------------------------------------------
Common Stocks -- 99.6%
-------------------------------------------------------
Shares                                            Value
-------------------------------------------------------
 Australia -- 2.3%
   Business Services -- 0.6%
    153,410  Brambles Industries Ltd.       $ 4,709,916
   Energy-Miscellaneous -- 0.6%
    430,100  Broken Hill Ppty.                5,080,121
   Financial-Banks -- 0.4%
    197,600  National Australia Bank          3,296,837
   Food, Beverage and Tobacco -- 0.3%
  1,014,300  Fosters Brewing Group            2,851,030
   Merchandising-Mass -- 0.4%
    970,000  Woolworths Ltd.*                 3,576,369
                                            -----------
                                             19,514,273
-------------------------------------------------------
 Finland -- 5.6%
   Telecommunications -- 5.6%
    742,002  Nokia OYJ                       37,863,385
    195,950  Sonera OYJ                       8,932,762
                                            -----------
                                             46,796,147
-------------------------------------------------------
 France -- 11.0%
   Electronics and Instuments -- 1.2%
     44,680  Legrand                         10,024,163
   Financial-Banks -- 1.2%
    101,960  BNP Paribas                      9,811,998
   Insurance -- 1.9%
    100,950  AXA UAP                         15,902,206
   Media and Entertainment -- 1.6%
    198,200  Societe Television Francaise 1  13,813,178
   Oil and Gas Producing -- 3.0%
    160,730  Total Fina Elf S.A.             24,643,909
   Retail-Food and Drug -- 2.1%
    133,380  Aventis S.A.*                    9,734,985
    112,540  Carrefour                        7,692,846
                                            -----------
                                             91,623,285
-------------------------------------------------------
 Germany -- 6.6%
   Business Services -- 2.3%
     36,330  Intershop Comm.*                16,405,658
     89,320  T Online*                        2,895,047
   Chemicals-Miscellaneous -- 1.1%
    229,220  BASF AG                          9,213,014
   Computer Software -- 1.8%
     96,825  SAP AG                          14,374,244
   Drugs and Hospitals -- 0.4%
     99,440  GEHE AG                          3,275,272
   Electronics and Instruments -- 1.0%
     83,406  Epcos AG*                        8,320,303
                                            -----------
                                             54,483,538
-------------------------------------------------------
 Hong Kong -- 3.5%
   Computer Systems -- 0.3%
  2,670,000  Legend Hldgs. Ltd.               2,585,915
   Conglomerates -- 0.7%
    440,000  Hutchison Whampoa                5,531,396
   Financial-Banks -- 0.6%
  2,038,600  Bank of East Asia Ltd.           4,759,479
   Real Estate -- 1.2%
    886,000  Cheung Kong Hldgs.               9,745,943
   Telecommunications -- 0.5%
    332,000  China Mobile*                    2,927,971
    814,000  China Unicom Ltd.*               1,717,696
   Utilities-Electric -- 0.2%
    638,500  Hong Kong Electric*              2,055,846
                                            -----------
                                             29,324,246
-------------------------------------------------------
 Ireland -- 1.7%
   Construction Materials -- 1.7%
    755,910  CRH PLC                         13,639,518
-------------------------------------------------------
 Italy -- 4.5%
   Financial-Banks -- 3.1%
  1,033,800  Bipop-Carire SPA                 8,132,627
  1,006,900  San Paolo IMI SPA               17,870,341
   Telecommunications -- 1.4%
  1,108,950  Telecom Italia SPA              11,328,251
                                            -----------
                                             37,331,219
-------------------------------------------------------
 Japan -- 21.9%
   Automotive -- 1.1%
    208,000  Toyota Motor Corp.               9,468,357
   Chemicals -- 1.2%
  1,697,000  Sumitomo Chemical               10,203,912
   Commercial Services -- 0.2%
     33,800  Benesse Corp.                    2,341,360
   Computer Software and
   Technology -- 0.4%
     23,700  Softbank Corp.                   3,216,437
   Computer Systems -- 1.3%
    301,000  Fujitsu Ltd.                    10,411,103
   Drugs and Hospitals -- 1.3%
    161,000  Takeda Chemical Industries
             Ltd.                            10,560,860
   Electronics and Instruments -- 5.2%
     33,500  Hirose Electric Co. Ltd.*        5,212,620
    667,000  Hitachi                          9,617,926
     51,000  Kyocera Corp.                    8,647,001
     33,500  Rohm Co.                         9,787,475
    106,700  Sony Corp.                       9,955,516
   Engineering and Machineries -- 1.3%
     57,300  SMC Corp.                       10,773,621
   Financial-Other -- 4.1%
    841,000  Mitsubishi Trading & Brokerage   6,523,190
    344,000  Nomura Securities Co. Ltd.       8,413,176
    125,000  Promise Co.                      9,872,297
729,000,000  Sanwa Int'l. Financial
             Ltd.*                            6,922,082
    354,000  Sumitomo Marine & Fire
             Insurance*                       2,058,508
   Household Products -- 1.3%
    351,000  Kao Corp.                       10,718,063
-------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

Shares                                           Value
------------------------------------------------------
  Retail Trade -- 1.0%
    19,600  Fast Retailing Co. Ltd.*      $  8,201,687
  Telecommunications -- 3.5%
       895  Nippon Tele. & Tel. Corp.       11,893,408
       624  NTT DoCoMo, Inc.                16,878,376
                                          ------------
                                           181,676,975
------------------------------------------------------
Netherlands -- 7.7%
  Broadcasting and Publishing -- 2.3%
   364,270  Ver Ned Uitgevers*              18,814,288
  Computer Services -- 0.6%
   372,680  CMG PLC                          5,265,807
  Computer Systems -- 1.2%
   225,600  ASM Lithography Hldg. NV*        9,696,426
  Electronics and Instruments -- 2.4%
   428,450  Philips Electronics (KON)       20,206,645
  Insurance -- 1.2%
   273,400  Aegon NV                         9,728,033
                                          ------------
                                            63,711,199
------------------------------------------------------
New Zealand -- 0.5%
  Telecommunications -- 0.5%
 1,063,112  Telecom. Corp. of
            New Zealand                      3,715,358
------------------------------------------------------
Portugal -- 1.6%
  Business Services -- 0.7%
            PT Multimedia SGPS
    93,920    Common*                        4,662,604
    93,920    Rights*                          720,014
  Transportation -- 0.9%
   888,060  Brisa (Auto Estrada)             7,647,438
                                          ------------
                                            13,030,056
------------------------------------------------------
Singapore -- 0.4%
  Publishing and Printing -- 0.4%
   238,846  Singapore Press Hldgs.           3,734,130
------------------------------------------------------
South Korea -- 1.0%
  Electronics and Instruments -- 0.5%
    21,500  Samsung Electronics GDR*         4,214,000
  Utilities-Electric -- 0.5%
   227,440  Korea Electric Power
            Corp. ADR*                       4,193,425
                                          ------------
                                             8,407,425
------------------------------------------------------
Spain -- 3.0%
  Financial-Banks -- 1.1%
   886,200  Banco Santander Central
            Hispano S.A.*                    9,348,913
  Telecommunications -- 1.9%
   738,570  Telefonica S.A.*                15,865,045
                                          ------------
                                            25,213,958
------------------------------------------------------
Sweden -- 4.6%
  Construction and Mining
  Equipment -- 0.6%
   264,217  Atlas Copco AB                   4,942,835
  Retail-General -- 0.4%
   146,110  Hennes & Mauritz                 3,048,100
  Telecommunications -- 3.6%
 1,542,120  LM Ericsson                     30,510,197
                                          ------------
                                            38,501,132
------------------------------------------------------
Switzerland -- 4.3%
  Business Services -- 1.9%
    18,309  Adecco S.A.                     15,555,860
  Drugs and Hospitals -- 0.9%
       748  Roche Hldgs. AG                  7,281,457
  Financial-Banks -- 1.5%
    64,960  Credit Suisse Group             12,921,915
                                          ------------
                                            35,759,232
------------------------------------------------------
Taiwan -- 0.5%
  Electronics and Instruments -- 0.5%
   143,190  Winbond Electronics Corp. GDR*   4,116,713
------------------------------------------------------
United Kingdom -- 18.9%
  Capital Equipment -- 0.0%
    39,460  Psion PLC                          381,527
  Computer Software -- 0.4%
   393,380  Sage Group                       3,184,444
  Conglomerates -- 0.4%
   278,000  Smiths Industries PLC            3,617,519
  Constructions -- 0.9%
 1,084,000  Hanson PLC                       7,659,734
  Drugs and Hospitals -- 2.4%
   489,000  Glaxo Wellcome                  14,257,983
   438,000  Smithkline Beecham               5,732,680
  Electronics -- 0.7%
   199,000  ARM Hldgs. PLC*                  2,131,836
   373,000  Electrocomponents                3,809,607
  Financial-Banks -- 3.2%
   252,000  Barclays                         6,264,777
   300,625  Halifax PLC                      2,883,911
   654,000  HSBC Hldgs.                      7,476,180
   502,000  Lloyds TSB Group PLC             4,739,754
   330,088  Royal Bank of Scotland*          5,523,984
  Financial Services -- 1.3%
   403,500  Amvescap PLC                     6,471,678
   258,000  CGU PLC*                         4,294,177
  Food, Beverage and Tobacco -- 1.3%
   961,900  Imperial Tobacco*                9,213,002
   145,702  Whitbread                        1,311,747
  Insurance -- 0.3%
   186,000  Prudential Corp.                 2,724,306
  Leisure Products -- 0.3%
   240,000  Granada Group                    2,396,750
  Oil and Gas -- 0.6%
   617,000  Shell Transport & Trading*       5,148,707
  Oil-Integrated-International -- 2.3%
 1,947,936  BP Amoco PLC                    18,686,651
------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)(Continued)

Shares                                           Value
------------------------------------------------------
  Telecommunications -- 4.8%
   547,000  British Telecom.              $  7,068,263
   129,496  Cable & Wireless Co.             2,192,570
    58,000  Energis PLC*                     2,174,687
 6,888,188  Vodafone Airtouch PLC           27,828,115
                                          ------------
                                           157,174,589
------------------------------------------------------
            Total Common Stocks
              (Cost $626,245,950)          827,752,993
------------------------------------------------------
Total Investments -- 99.6%
  (Cost $626,245,950)                      827,752,993
Cash, Receivables and Other
  Assets Less Liabilities -- 0.4%            3,665,261
------------------------------------------------------
Net Assets -- 100.0%                      $831,418,254
------------------------------------------------------

Glossary of terms:

ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS
  Investments, at market (cost $626,245,950)                      $ 827,752,993
  Foreign currency (cost $3,852,364)                                  3,747,696
  Dividend reclaims receivable                                          699,081
  Receivable for securities sold                                        596,058
  Dividends receivable                                                  410,971
  Receivable for fund shares sold                                       100,559
  Other assets                                                              975
                                                                  -------------
  TOTAL ASSETS                                                      833,308,333
                                                                  -------------

LIABILITIES
  Accrued expenses                                                      955,813
  Due to custodian                                                      491,552
  Payable for fund shares redeemed                                      442,714
                                                                  -------------
  TOTAL LIABILITIES                                                   1,890,079
                                                                  -------------
    NET ASSETS                                                    $ 831,418,254
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,379,034
  Additional paid-in capital                                        527,199,068
  Distributions in excess of net investment income                     (731,018)
  Accumulated net realized gain on investments
    and foreign currency related transactions                       100,174,215
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   201,396,955
                                                                  -------------
    NET ASSETS                                                    $ 831,418,254
                                                                  =============

  Shares Outstanding -- $0.10 par value                              33,790,341
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       24.61
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

Investment Income:
  Dividends                                                       $   6,739,092
  Interest                                                              162,925
  Less: Foreign tax withheld                                           (975,824)
                                                                  -------------
  Total Income                                                        5,926,193
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                  3,560,691
  Custodian fees                                                        504,423
  Printing expense                                                       71,385
  Audit fees                                                             11,623
  Directors' fees -- Note B                                               6,215
  Legal fees                                                              3,228
  Insurance expense                                                         802
  Loan commitment fees -- Note F                                            669
  Registration fees                                                         566
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                      4,159,952
                                                                  -------------

  Net Investment Income                                               1,766,241
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
  Net realized gain on investments -- Note A                         83,611,879
  Net realized loss on foreign currency
    related transactions -- Note A                                   (2,132,487)
  Net change in unrealized appreciation of
    investments -- Note C                                          (158,216,094)
  Net change in unrealized depreciation from
    translation of assets and liabilities
    denominated in foreign currencies -- Note C                          39,298
                                                                  -------------
Net Realized and Unrealized Loss on
  Investments and Foreign Currencies                                (76,697,404)
                                                                  -------------
Net Decrease in Net Assets
  from Operations                                                 $ (74,931,163)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months       Year Ended
                                                                                             Ended     December 31,
                                                                                     June 30, 2000             1999
                                                                                        (Unaudited)        (Audited)
                                                                                     -------------    -------------

INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                             $   1,766,241    $   2,932,227
   Net realized gain on investments and foreign currency related transactions           81,479,392       76,071,155
   Net change in unrealized appreciation/(depreciation) on investments and
     translation of other assets and liabilities denominated in foreign currencies    (158,176,796)     183,327,012
                                                                                     -------------    -------------
     Net Increase/(Decrease) in Net Assets from Operations                             (74,931,163)     262,330,394
                                                                                     -------------    -------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                                        --       (2,932,227)
   Distributions in excess of net investment income                                             --         (349,444)
   Net realized gain on investments                                                             --      (64,946,896)
                                                                                     -------------    -------------
     Total Dividends and Distributions to Shareholders                                          --      (68,228,567)
                                                                                     -------------    -------------

 From Capital Share Transactions:
   Increase/(Decrease) in net assets from capital share transactions -- Note E         (27,194,525)      59,152,053
                                                                                     -------------    -------------
     Net Increase/(Decrease) in Net Assets                                            (102,125,688)     253,253,880

 Net Assets:
   Beginning of period                                                                 933,543,942      680,290,062
                                                                                     -------------    -------------
   End of period*                                                                    $ 831,418,254    $ 933,543,942
                                                                                     =============    =============

* Includes distributions in excess of net investment income of:                      $    (731,018)   $  (2,497,259)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                       Six Months
                                         Ended                               Year Ended December 31, (Audited)
                                     June 30, 2000       ---------------------------------------------------------------------------
                                      (Unaudited)           1999            1998           1997            1996            1995
                                     -----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............   $     26.78        $     20.92     $     18.27    $     17.26     $     15.37     $     14.69
                                      -----------        -----------     -----------    -----------     -----------     -----------
Income from investment operations:
  Net investment income ...........          0.05               0.10            0.13           0.15            0.15            0.16
  Net realized and unrealized
    gain on investments and
    translation of other assets and
    liabilities denominated
    in foreign currencies .........         (2.22)              7.86            3.73           1.91            2.21            1.49
                                      -----------        -----------     -----------    -----------     -----------     -----------
  Net increase/(decrease) from
    investment operations .........         (2.17)              7.96            3.86           2.06            2.36            1.65
                                      -----------        -----------     -----------    -----------     -----------     -----------

Dividends and Distributions to
  Shareholders from:
  Net investment income ...........            --              (0.09)          (0.11)         (0.15)          (0.14)          (0.15)
  Distributions in excess of net
    investment income .............            --              (0.01)          (0.01)         (0.15)          (0.10)          (0.12)
  Net realized gain on investments
    and foreign currency related
    transactions ..................            --              (2.00)          (1.09)         (0.75)          (0.23)          (0.70)
                                      -----------        -----------     -----------    -----------     -----------     -----------
  Total dividends and distributions            --              (2.10)          (1.21)         (1.05)          (0.47)          (0.97)
                                      -----------        -----------     -----------    -----------     -----------     -----------
Net asset value, end of period ....   $     24.61        $     26.78     $     20.92    $     18.27     $     17.26     $     15.37
                                      -----------        -----------     -----------    -----------     -----------     -----------

Total return* .....................         (8.10)%            39.11%          21.17%         11.93%          15.41%          11.23%
                                      -----------        -----------     -----------    -----------     -----------     -----------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...............   $   831,418        $   933,544     $   680,290    $   534,711     $   456,203     $   317,287
  Ratio of expenses to average
    net assets ....................          0.93%(a)           0.96%           0.98%          0.97%           0.98%           0.99%
  Ratio of net investment income
    to average net assets .........          0.40%(a)           0.40%           0.55%          0.74%           0.94%           0.97%
  Portfolio turnover
    rate ..........................            30%                52%             47%            51%             38%             52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
-----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF or the Fund), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). Information presented in this financial statement pertains to BGIF. The financial statements for the other remaining funds of The Guardian Insurance & Annuity Company, Inc. (GIAC) are presented in separate reports. Shares of the Fund are only sold to certain separate accounts of GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund records realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      The Fund may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code
(Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Fund's next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in BGIF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Fund intends to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Fund's policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
-----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

------------------------------------------
Note B -- Investment Management Agreements
------------------------------------------

      The Fund has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Fund's portfolio subject to the supervision of the Company's Board of Directors. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Fund. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets. One half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to the Fund.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2000 were as follows:

Purchases ........................................................  $261,167,498
Proceeds .........................................................  $274,875,946

      The cost of investments owned at June 30, 2000 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2000 were as follows:

Gross Appreciation ............................................   $ 231,725,173
Gross Depreciation ............................................     (30,218,130)
                                                                  -------------
   Net Unrealized Appreciation ................................   $ 201,507,043
                                                                  =============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for the Fund. Transactions in capital stock were as follows:

                                        Six Months Ended        Year Ended      Six Months Ended       Year Ended
                                                June 30,      December 31,              June 30,     December 31,
                                                    2000              1999                  2000             1999
                                             (Unaudited)         (Audited)           (Unaudited)        (Audited)
-----------------------------------------------------------------------------------------------------------------
                                                         Shares                                Amount
-----------------------------------------------------------------------------------------------------------------
Shares sold                                    2,059,704         4,523,096         $  53,365,190    $ 100,665,748
Shares issued in reinvestment of
   dividends and distributions                        --         2,779,331                    --       68,228,567
Shares repurchased                            (3,135,287)       (4,948,683)          (80,559,715)    (109,742,262)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                    (1,075,583)        2,353,744         $ (27,194,525)   $  59,152,053
-----------------------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to the Fund and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the period ended June 30, 2000, the Fund did not borrow against this line of credit.

      The Fund is obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 98.2%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Advertising -- 1.0%
    100,000 Omnicom Group, Inc.                                      $ 8,906,250
--------------------------------------------------------------------------------
Bank -- 3.9%
    400,000 Chase Manhattan Corp.                                     18,425,000
    100,000 State Street Corp.                                        10,606,250
    140,000 Zions Bancorporation                                       6,424,688
                                                                     -----------
                                                                      35,455,938
--------------------------------------------------------------------------------
Bank-Midwest -- 0.7%
    100,000 Fifth Third Bancorp                                        6,325,000
--------------------------------------------------------------------------------
Computer & Peripherals -- 10.5%
    320,000 Cisco Systems, Inc.*                                      20,340,000
    330,000 Dell Computer Corp.*                                      16,273,125
    225,000 EMC Corp.*                                                17,310,938
    135,000 International Business Machines Corp.                     14,790,937
    180,000 Network Appliance, Inc.*                                  14,490,000
    150,000 Sun Microsystems, Inc.*                                   13,640,625
                                                                     -----------
                                                                      96,845,625
--------------------------------------------------------------------------------
Computer Software & Services -- 4.5%
    100,000 Adobe Systems, Inc.                                       13,000,000
    200,000 Microsoft Corp.*                                          16,000,000
    150,000 Oracle Corp.*                                             12,609,375
                                                                     -----------
                                                                      41,609,375
--------------------------------------------------------------------------------
Diversified Companies -- 3.1%
    240,000 Honeywell International, Inc.                              8,085,000
    300,000 Tyco International Ltd.                                   14,212,500
    100,000 United Technologies Corp.                                  5,887,500
                                                                     -----------
                                                                      28,185,000
--------------------------------------------------------------------------------
Drug -- 8.2%
     75,000 Biogen, Inc.*                                              4,837,500
    150,000 Immunex Corp.*                                             7,415,625
    125,000 Lilly (Eli) & Co.                                         12,484,375
    120,000 MedImmune, Inc.*                                           8,880,000
    180,000 Merck & Co., Inc.                                         13,792,500
    300,000 Pfizer, Inc.                                              14,400,000
    275,000 Schering-Plough Corp.                                     13,887,500
                                                                     -----------
                                                                      75,697,500
--------------------------------------------------------------------------------
Drugstore -- 0.9%
    200,000 CVS Corp.                                                  8,000,000
--------------------------------------------------------------------------------
Electric Utility - Central -- 1.0%
    200,000 AES Corp. (The)*                                           9,125,000
--------------------------------------------------------------------------------
Electrical Equipment -- 3.2%
     35,000 Corning Inc.                                               9,445,625
    375,000 General Electric Co.                                      19,875,000
                                                                     -----------
                                                                      29,320,625
--------------------------------------------------------------------------------
Electronics -- 2.0%
    100,000 Flextronics International, Ltd.*                           6,868,750
    100,000 JDS Uniphase Corp.*                                       11,987,500
                                                                     -----------
                                                                      18,856,250
--------------------------------------------------------------------------------
Entertainment -- 3.4%
    200,000 Clear Channel Communications, Inc.*                       15,000,000
    215,000 Time Warner, Inc.                                         16,340,000
                                                                     -----------
                                                                      31,340,000
--------------------------------------------------------------------------------
Financial Services - Diversified -- 5.7%
    300,000 American Express Co.                                      15,637,500
    156,250 American International Group, Inc.                        18,359,375
    300,000 Citigroup, Inc.                                           18,075,000
                                                                     -----------
                                                                      52,071,875
--------------------------------------------------------------------------------
Foreign Telecommunications -- 1.5%
    200,000 Nortel Networks Corp.                                     13,650,000
--------------------------------------------------------------------------------
Grocery -- 1.0%
    200,000 Safeway Inc.*                                              9,025,000
--------------------------------------------------------------------------------
Household Products -- 1.2%
    185,000 Colgate-Palmolive Co.                                     11,076,875
--------------------------------------------------------------------------------
  Insurance - Life -- 1.2%
    320,000 AXA Financial, Inc.                                       10,880,000
--------------------------------------------------------------------------------
Internet -- 1.7%
    300,000 America Online, Inc.*                                     15,825,000
--------------------------------------------------------------------------------
Medical Supplies -- 3.6%
    150,000 Cardinal Health, Inc.                                     11,100,000
    120,000 Johnson & Johnson                                         12,225,000
    200,000 Medtronic, Inc.                                            9,962,500
                                                                     -----------
                                                                      33,287,500
--------------------------------------------------------------------------------
Metals & Mining - Diversified -- 1.2%
    380,000 Alcoa, Inc.                                               11,020,000
--------------------------------------------------------------------------------
Paper & Forest Products -- 1.0%
    300,000 International Paper Co.                                    8,943,750
--------------------------------------------------------------------------------
Precision Instrument -- 0.5%
     80,000 KLA-Tencor Corp.*                                          4,685,000
--------------------------------------------------------------------------------
Recreation -- 1.1%
    270,000 Harley-Davidson, Inc.                                     10,395,000
--------------------------------------------------------------------------------
Retail Building Supply -- 1.6%
    165,000 Home Depot, Inc. (The)                                     8,239,687
    160,000 Lowe's Companies, Inc.                                     6,570,000
                                                                     -----------
                                                                      14,809,687
--------------------------------------------------------------------------------
Retail - Special Lines -- 8.1%
    400,000 Bed Bath & Beyond Inc.*                                   14,500,000
    200,000 Best Buy Co., Inc.*                                       12,650,000
    370,000 Circuit City Stores, Inc. -
              Circuit City Group                                      12,279,375
    325,000 Gap, Inc. (The)                                           10,156,250
    700,000 Intimate Brands Inc. Class "A"                            13,825,000
    160,000 Tiffany & Co.                                             10,800,000
                                                                     -----------
                                                                      74,210,625
--------------------------------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Retail Store -- 5.7%
    280,000 Costco Wholesale Corp.*                                 $  9,240,000
    300,000 Kohl's Corp.*                                             16,687,500
    200,000 Target Corp.                                              11,600,000
    250,000 Wal-Mart Stores, Inc.                                     14,406,250
                                                                    ------------
                                                                      51,933,750
--------------------------------------------------------------------------------
Securities Brokerage -- 2.5%
    200,000 Donaldson, Lufkin &
              Jenrette, Inc - DLJ                                      8,487,500
     50,000 Lehman Brothers Holdings, Inc.                             4,728,125
    300,000 Schwab (Charles) Corp.                                    10,087,500
                                                                    ------------
                                                                      23,303,125
--------------------------------------------------------------------------------
Semiconductor -- 6.7%
    125,000 Intel Corp.                                               16,710,938
    120,000 Motorola, Inc.                                             3,487,500
    100,000 PMC - Sierra, Inc.*                                       17,768,750
     30,000 SDL, Inc.*                                                 8,555,625
    200,000 Vitesse Semiconductor Corp.*                              14,712,500
                                                                    ------------
                                                                      61,235,313
--------------------------------------------------------------------------------
Semiconductor - Capital Equipment -- 4.6%
    185,000 Altera Corp.*                                             18,858,437
    100,000 Applied Materials, Inc.*                                   9,062,500
    250,000 Novellus Systems, Inc.*                                   14,140,625
                                                                    ------------
                                                                      42,061,562
--------------------------------------------------------------------------------
Telecommunications Equipment -- 5.3%
    200,000 Lucent Technologies Inc.                                  11,850,000
    140,000 QUALCOMM Inc.*                                             8,400,000
    200,000 Scientific-Atlanta, Inc.                                  14,900,000
    200,000 Tellabs, Inc.*                                            13,687,500
                                                                    ------------
                                                                      48,837,500
--------------------------------------------------------------------------------
Thrift -- 1.6%
    115,000 Fannie Mae                                                 6,001,562
    220,400 Freddie Mac                                                8,926,200
                                                                    ------------
                                                                      14,927,762
--------------------------------------------------------------------------------
Total Common Stocks and Total Investment Securities -- 98.2%
(Cost $547,410,475)                                                  901,845,887
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
(including accrued interest)
$ 19,800,000 Collateralized by $20,275,000
              U.S. Treasury Notes 5 1/2%,
              due 2/28/03, with a value of
              $20,207,508 (with State Street Bank
              & Trust Company, 6.20%,
              dated 6/30/00, due 7/3/00,
              delivery value $19,810,230)                         $  19,803,410
--------------------------------------------------------------------------------
Excess Of Liabilities Over
Cash And Other Assets -- (-0.4%)                                     (3,337,170)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $ 918,312,127
--------------------------------------------------------------------------------
Net Asset Value
Per Outstanding Share
($918,312,127 / 24,759,649
shares of outstanding)                                            $       37.09
                                                                  =============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
  Investment securities, at value
    (cost $547,410,475)                                             $901,845,887
  Repurchase agreement (cost $19,803,410)                             19,803,410
  Cash                                                                    85,937
  Dividends receivable                                                   167,275
  Receivable for capital shares sold                                      41,846
  Prepaid insurance expense                                                5,000
                                                                    ------------
    TOTAL ASSETS                                                     921,949,355
                                                                    ------------

LIABILITIES:
  Payable for securities purchased                                     2,594,216
  Payable for capital shares repurchased                                 468,350
  Accrued expenses:
   Advisory fee                                                          375,750
   GIAC administrative service fee                                       150,000
   Other                                                                  48,912
                                                                    ------------
    TOTAL LIABILITIES                                                  3,637,228
                                                                    ------------
NET ASSETS                                                          $918,312,127
                                                                    ============

NET ASSETS consist of:
  Capital stock, at $1.00 par value
    (authorized 50,000,000, outstanding
    24,759,649 shares)                                              $ 24,759,649
  Additional paid-in capital                                         364,881,632
  Undistributed net investment income                                    741,151
  Undistributed net realized gain on investments                     173,494,283
  Net unrealized appreciation of investments                         354,435,412
                                                                    ------------
NET ASSETS                                                          $918,312,127
                                                                    ============

NET ASSET VALUE
PER OUTSTANDING SHARE
  ($918,312,127 / 24,759,649
  shares outstanding)                                               $      37.09
                                                                    ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 2000 (Unaudited)

Investment Income:
  Dividends (Net of foreign withholding
   tax of $563)                                                    $  2,034,352
  Interest and other                                                    866,605
                                                                   ------------
    Total Income                                                      2,900,957
                                                                   ------------

Expenses:
  Investment advisory fee                                             2,297,392
  GIAC administrative service fee                                       291,528
  Custodian fees                                                         47,857
  Postage                                                                29,019
  Auditing and legal fees                                                19,251
  Taxes and other                                                        15,519
  Insurance and dues                                                      9,558
  Directors' fees and expenses                                            7,152
  Printing                                                                5,132
                                                                   ------------
    Total Expenses Before Custody Credits                             2,722,408
    Less:Custody Credits                                                 (1,618)
                                                                   ------------
    Net Expenses                                                      2,720,790
                                                                   ------------
Net Investment Income                                                   180,167
                                                                   ------------
Net Realized and Unrealized Gain (Loss)
  on Investments:
     Net realized gain                                               46,103,137
     Change in net unrealized appreciation                          (23,553,201)
                                                                   ------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                             22,549,936
                                                                   ------------
Net Increase in Net Assets from Operations                         $ 22,730,103
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (Unaudited) and for the Year Ended December 31, 1999

                                                                                 Six Months
                                                                                    Ended              Year
                                                                                   June 30,           Ended
                                                                                     2000          December 31,
                                                                                 (Unaudited)           1999
                                                                                 -----------       ------------

Operations:
   Net investment income                                                        $     180,167      $     700,117
   Net realized gain on investments                                                46,103,137        128,491,663
   Change in net unrealized appreciation                                          (23,553,201)        89,602,937
                                                                                -------------      -------------
   Net increase in net assets from operations                                      22,730,103        218,794,717
                                                                                -------------      -------------

Distributions to Shareholder:
   Net investment income                                                                   --         (2,362,927)
   Net realized gain from investment transactions                                          --        (63,536,476)
                                                                                -------------      -------------
   Total distributions                                                                     --        (65,899,403)
                                                                                -------------      -------------

Capital Share Transactions:
   Proceeds from sale of shares                                                    36,113,940        112,347,438
   Proceeds from reinvestment of dividends and distributions to shareholder                --         65,899,403
   Cost of shares repurchased                                                    (111,903,925)      (174,977,296)
                                                                                -------------      -------------
   Net (decrease) increase  from capital share transactions                       (75,789,985)         3,269,545
                                                                                -------------      -------------

Total (Decrease) Increase in Net Assets                                           (53,059,882)       156,164,859
Net Assets:
   Beginning of period                                                            971,372,009        815,207,150
                                                                                =============      =============
   End of period                                                                $ 918,312,127      $ 971,372,009
                                                                                =============      =============

Undistributed Net Investment Income, at End of Period                           $     741,151      $     560,984
                                                                                =============      =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of dis-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

count, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

------------------------------------------------------------
2 -- Capital Share Transactions, Dividends and Distributions
------------------------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                  Six Months
                                                    Ended
                                                   June 30,          Year Ended
                                                     2000           December 31,
                                                 (Unaudited)            1999
                                                 -----------        ------------
Shares sold                                        1,013,849           3,485,591
Shares issued in reinvestment
 of dividends and distributions                           --           2,140,286
                                                 -----------         -----------
                                                   1,013,849           5,625,877
Shares repurchased                                 3,171,471           5,492,925
                                                 -----------         -----------
Net (decrease) increase                           (2,157,622)            132,952
                                                 -----------         -----------
Dividends per share from net
 investment income                               $        --         $       .09
                                                 ===========         ===========
Distributions per share from
 net realized gains                              $        --         $      2.42
                                                 ===========         ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                               Six Months Ended
                                                                 June 30, 2000
                                                                  (Unaudited)
                                                               ----------------
PURCHASES:
  Investment Securities                                          $239,501,583
                                                                 ============

SALES:
  Investment Securities                                          $317,559,361
                                                                 ============

      At June 30, 2000, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $567,245,553. The aggregate appreciation and depreciation of investments at June 30, 2000, based on a comparison of investment values and their costs for federal income tax purposes was $369,917,006 and $15,513,262 respectively, resulting in a net appreciation of $354,403,744.

------------------------------------------------------------------------
4 -- Investment Advisory Contract, Management Fees and Transactions with
     Interested Parties
------------------------------------------------------------------------

      An advisory fee of $2,297,392 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the six months ended June 30, 2000. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the six months ended June 30, 2000, the Fund paid brokerage commissions totalling $214,393 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 2000, the Fund incurred expenses of $291,528 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:


                                           Six Months
                                              Ended                                 Years Ended December 31,
                                          June 30, 2000      -----------------------------------------------------------------------
                                           (Unaudited)         1999            1998            1997           1996           1995
                                           -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....................   $  36.09        $  30.44        $  25.52        $  24.83       $  24.25       $  17.83
                                             --------        --------        --------        --------       --------       --------
  Income from investment
    operations:
    Net investment income ................        .01             .03             .09             .09            .08            .12
    Net gains on securities
      (both realized and unrealized) .....        .99            8.13            6.67            5.30           3.71           6.96
                                             --------        --------        --------        --------       --------       --------
    Total from investment operations .....       1.00            8.16            6.76            5.39           3.79           7.08
                                             --------        --------        --------        --------       --------       --------

  Less distributions:
    Dividends from net investment income .         --           (0.09)          (0.09)           (.09)          (.12)         (0.10)
    Distributions from capital gains .....         --           (2.42)          (1.75)          (4.61)         (3.09)         (0.56)
                                             --------        --------        --------        --------       --------       --------
    Total distributions ..................         --           (2.51)          (1.84)          (4.70)         (3.21)         (0.66)
                                             --------        --------        --------        --------       --------       --------
Net asset value, end of period ...........   $  37.09        $  36.09        $  30.44        $  25.52       $  24.83       $  24.25
                                             ========        ========        ========        ========       ========       ========

Total return** ...........................       2.77%+         28.23%          27.47%          21.39%         17.34%         40.08%
                                             ========        ========        ========        ========       ========       ========

Ratios/Supplemental data:
  Net assets, end of period
    (in thousands) .......................   $918,312        $971,372        $815,207        $720,091       $639,341       $525,449
  Ratio of expenses to
    average net assets ...................       0.59%*(1)       0.59%(1)        0.59%(1)        0.60%(1)       0.59%(1)       0.62%
  Ratio of net investment income
    to average net assets ................        .04%*           .08%            .31%            .35%           .36%           .60%
  Portfolio turnover rate ................         27%+            64%            112%             85%           141%           114%

(+)   Not annualized
(*)   Annualized
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       This page intentionally left blank.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 57.4%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

Advertising -- 1.2%
     36,000 Interpublic Group of Companies, Inc.                    $  1,548,000
    177,000 Omnicom Group, Inc.                                       15,764,062
     16,000 TMP Worldwide, Inc.*                                       1,181,000
                                                                    ------------
                                                                      18,493,062
--------------------------------------------------------------------------------
Aerospace/Defense -- 0.6%
    193,000 General Dynamics Corp.                                    10,084,250
--------------------------------------------------------------------------------
Bank-Midwest -- 0.6%
     68,000 Fifth Third Bancorp                                        4,301,000
     70,000 Northern Trust Corp.                                       4,554,375
     37,485 Old Kent Financial Corp.                                   1,002,724
                                                                    ------------
                                                                       9,858,099
--------------------------------------------------------------------------------
Beverage-Alcoholic -- 0.2%
     62,000 Coors (Adolph) Co. Class "B"                               3,751,000
--------------------------------------------------------------------------------
Cable TV -- 1.0%
     86,000 Cablevision Systems Corp. Class "A"*                       5,837,250
    100,000 Comcast Corp. Class "A"*                                   4,050,000
    202,000 EchoStar Communications Corp. Class "A"*                   6,688,094
                                                                    ------------
                                                                      16,575,344
--------------------------------------------------------------------------------
Chemical-Diversified -- 0.2%
     43,000 Millipore Corp.                                            3,241,125
--------------------------------------------------------------------------------
Chemical-Specialty -- 0.2%
     58,000 Avery Dennison Corp.                                       3,893,250
--------------------------------------------------------------------------------
Computer & Peripherals -- 4.1%
     66,000 Apple Computer, Inc.*                                      3,456,750
     90,000 Cabletron Systems, Inc.*                                   2,272,500
    400,844 Cisco Systems, Inc.*                                      25,478,647
     91,000 Dell Computer Corp.*                                       4,487,437
     70,000 EMC Corp.*                                                 5,385,625
     40,000 Hewlett-Packard Co.                                        4,995,000
     29,000 SanDisk Corp.*                                             1,774,438
    100,000 Silicon Storage Technology, Inc.*                          8,831,250
     98,000 Sun Microsystems, Inc.*                                    8,911,875
                                                                    ------------
                                                                      65,593,522
--------------------------------------------------------------------------------
Computer Software & Services -- 8.6%
     32,000 Actuate Corp.*                                             1,708,000
     95,000 Adobe Systems, Inc.                                       12,350,000
     64,000 BroadVision, Inc.*                                         3,252,000
     23,000 Business Objects S.A. (ADR)*                               2,026,875
    146,000 Citrix Systems, Inc.*                                      2,764,875
    158,000 Comverse Technology, Inc.*                                14,694,000
    210,000 Electronic Data Systems Corp                               8,662,500
     64,000 Fiserv, Inc.*                                              2,768,000
      2,000 Inktomi Corp.*                                               236,500
     22,000 IONA Technologies PLC (ADR)*                               1,386,000
    331,000 Mercury Interactive Corp.*                                32,024,250
    131,000 Microsoft Corp.*                                          10,480,000
    344,250 Paychex, Inc.                                             14,458,500
     41,000 Rational Software Corp.*                                   3,810,438
    167,000 Siebel Systems, Inc.*                                     27,314,937
                                                                    ------------
                                                                     137,936,875
--------------------------------------------------------------------------------
Diversified Companies -- 1.0%
     28,000 Textron, Inc.                                              1,520,750
    228,000 Tyco International Ltd.                                   10,801,500
     62,000 United Technologies Corp.                                  3,650,250
                                                                    ------------
                                                                      15,972,500
--------------------------------------------------------------------------------
Drug -- 4.2%
    158,000 Biogen, Inc.*                                             10,191,000
    159,000 Biovail Corporation International                         *8,814,562
    110,000 Forest Laboratories, Inc.*                                11,110,000
     10,000 Gene Logic Inc.*                                             356,875
     52,000 Ivax Corp.*                                                2,158,000
    147,000 MedImmune, Inc.*                                          10,878,000
    172,000 Millennium Pharmaceuticals, Inc.*                         19,242,500
     27,000 Sepracor, Inc.*                                            3,256,875
     40,000 Titan Pharmaceuticals, Inc.*                               1,720,000
                                                                    ------------
                                                                      67,727,812
--------------------------------------------------------------------------------
Electric Utility-Central -- 0.9%
    306,000 AES Corp. (The)*                                          13,961,250
--------------------------------------------------------------------------------
Electric Utility-West -- 0.4%
     88,000 Calpine Corp.*                                             5,786,000
--------------------------------------------------------------------------------
Electrical Equipment -- 3.2%
     36,000 AVX Corp.                                                    825,750
     75,000 Brooks Automation, Inc.*                                   4,795,312
     18,000 Corning Inc.                                               4,857,750
    545,000 General Electric Co.                                      28,885,000
     24,000 Kopin Corp.*                                               1,662,000
     24,000 Power-One, Inc.*                                           2,734,500
    108,000 Semtech Corp.*                                             8,260,313
                                                                    ------------
                                                                      52,020,625
--------------------------------------------------------------------------------
Electronics -- 3.6%
     36,000 Adaptive Broadband Corp.*                                  1,323,000
    162,000 Gemstar International Group Ltd.*                          9,955,406
    156,000 JDS Uniphase Corp.*                                       18,700,500
    349,687 Symbol Technologies, Inc.                                 18,883,098
     53,000 Titan Corp.*                                               2,371,750
     78,000 Varian Medical Systems, Inc.*                              3,051,750
     78,000 Vishay Intertechnology, Inc.*                              2,959,125
                                                                    ------------
                                                                      57,244,629
--------------------------------------------------------------------------------
Entertainment -- 2.1%
     39,000 AMFM Inc.*                                                 2,691,000
     86,315 Clear Channel Communications, Inc.*                        6,473,625
     75,000 Time Warner, Inc.                                          5,700,000
    116,000 USA Networks, Inc.*                                        2,508,500
     33,000 Univision Communications, Inc.
              Class "A"*                                               3,415,500
    182,280 Viacom, Inc. Class "B"*                                   12,429,218
                                                                    ------------
                                                                      33,217,843
--------------------------------------------------------------------------------
Financial Services-Diversified -- 0.2%
     65,000 Citigroup, Inc.                                            3,916,250
--------------------------------------------------------------------------------
Food Processing -- 0.5%
    114,000 Quaker Oats Company (The)                                  8,564,250
--------------------------------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Food Wholesalers -- 0.1%
     50,000 SYSCO Corp.                                              $ 2,106,250
--------------------------------------------------------------------------------
Foreign Telecommunication -- 2.0%
    160,000 Ericsson (L.M.) Telephone Co.
             (ADR) Class "B"                                           3,200,000
     96,000 Nokia Corp. (ADR)                                          4,794,000
    212,000 Nortel Networks Corp.                                     14,469,000
     60,000 Telefonos de Mexico S.A. de CV (ADR)                       3,427,500
    152,500 Vodafone AirTouch PLC (ADR)                                6,319,219
                                                                     -----------
                                                                      32,209,719
--------------------------------------------------------------------------------
Furniture/Home Furnishings -- 0.1%
     90,000 Ethan Allen Interiors, Inc.                                2,160,000
--------------------------------------------------------------------------------
Industrial Services -- 0.3%
    140,000 Robert Half International, Inc.*                           3,990,000
     20,000 TeleTech Holdings, Inc.*                                     621,250
                                                                     -----------
                                                                       4,611,250
--------------------------------------------------------------------------------
Internet -- 0.8%
     70,000 America Online, Inc.*                                      3,692,500
     66,000 Macromedia, Inc.*                                          6,381,375
     12,900 VeriSign, Inc.*                                            2,276,850
                                                                     -----------
                                                                      12,350,725
--------------------------------------------------------------------------------
Machinery -- 0.8%
     56,000 Dover Corp.                                                2,271,500
    150,000 PRI Automation, Inc.*                                      9,808,594
                                                                     -----------
                                                                      12,080,094
--------------------------------------------------------------------------------
Medical Supplies -- 1.8%
    214,000 Allergan, Inc.                                            15,943,000
     82,000 Alpharma Inc. Class "A"                                    5,104,500
     52,000 Johnson & Johnson                                          5,297,500
     19,000 Techne Corp.*                                              2,470,000
                                                                     -----------
                                                                      28,815,000
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 1.1%
    282,000 Enron Corp                                                18,189,000
--------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.0%
     11,000 Lexmark International, Inc. Class "A"*                       739,750
--------------------------------------------------------------------------------
Precision Instrument -- 1.3%
     15,256 Agilent Technologies, Inc.*                                1,125,130
     81,000 LTX Corp.*                                                 2,829,938
     38,400 Newport Corp.                                              4,123,200
    104,000 Waters Corp.*                                             12,980,500
                                                                     -----------
                                                                      21,058,768
--------------------------------------------------------------------------------
Publishing -- 0.1%
     26,000 Reader's Digest Association, Inc. Class "A"                1,033,500
--------------------------------------------------------------------------------
Recreation -- 0.5%
    222,000 Harley-Davidson, Inc.                                      8,547,000
--------------------------------------------------------------------------------
Restaurant -- 0.3%
    145,000 Brinker International, Inc.*                               4,241,250
--------------------------------------------------------------------------------
Retail Building Supply -- 1.1%
     32,000 Fastenal Co.                                             $ 1,620,000
    225,000 Home Depot, Inc. (The)                                    11,235,938
    115,000 Lowe's Companies, Inc.                                     4,722,187
                                                                     -----------
                                                                      17,578,125
--------------------------------------------------------------------------------
Retail-Special Lines -- 2.2%
    101,000 AnnTaylor Stores Corp.*                                    3,345,625
     10,000 Audiovox Corp. Class "A"*                                    220,625
    181,000 Bed Bath & Beyond Inc.*                                    6,561,250
    164,000 Circuit City Stores, Inc.-
              Circuit City Group                                       5,442,750
    150,750 Dollar Tree Stores, Inc.*                                  5,964,047
    100,250 Gap, Inc. (The)                                            3,132,813
     12,810 Intimate Brands, Inc. Class "A"                              252,997
     20,000 RadioShack Corp.                                             947,500
    131,800 Tiffany & Co.                                              8,896,500
                                                                     -----------
                                                                      34,764,107
--------------------------------------------------------------------------------
Retail Store -- 1.7%
    196,000 Kohl's Corp.*                                             10,902,500
     94,000 Target Corp.                                               5,452,000
    196,000 Wal-Mart Stores, Inc.                                     11,294,500
                                                                     -----------
                                                                      27,649,000
--------------------------------------------------------------------------------
Semiconductor -- 6.0%
     47,000 Advanced Micro Devices, Inc.*                              3,630,750
     57,000 Amkor Technology, Inc.*                                    2,012,813
     42,000 Analog Devices, Inc.*                                      3,192,000
     22,000 Applied Micro Circuits Corp.*                              2,172,500
     67,000 Atmel Corp.*                                               2,470,625
     24,000 Credence Systems Corp.*                                    1,324,500
     68,000 Cypress Semiconductor Corp.*                               2,873,000
     23,000 Integrated Device Technology, Inc.*                        1,377,125
     78,000 International Rectifier Corp.*                             4,368,000
     90,000 Lam Research Corp.*                                        3,375,000
     25,000 Lattice Semiconductor Corp.*                               1,728,125
    156,000 Linear Technology Corp.                                    9,974,250
     52,000 Maxim Integrated Products, Inc.*                           3,532,750
      4,000 National Semiconductor Corp.*                                227,000
    158,000 PMC-Sierra, Inc.*                                         28,074,625
    134,000 QLogic Corp.*                                              8,852,375
      8,000 SDL, Inc.*                                                 2,281,500
    100,000 TelCom Semiconductor, Inc.*                                4,037,500
    101,250 TranSwitch Corp.*                                          7,815,234
     46,000 Varian Semiconductor Equipment Associates, Inc.*           2,889,375
                                                                     -----------
                                                                      96,209,047
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.8%
     80,000 ADC Telecommunications, Inc.*                              6,710,000
     66,000 CommScope, Inc.*                                           2,706,000
     34,000 Polycom, Inc.*                                             3,199,187
     78,000 Powerwave Technologies, Inc.*                              3,432,000
--------------------------------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.8% - con't
     94,000 QUALCOMM, Inc.*                                         $  5,640,000
    178,000 Scientific-Atlanta, Inc.                                  13,261,000
     70,000 Tekelec*                                                   3,373,125
     74,000 Tellabs, Inc.*                                             5,064,375
    100,000 Westell Technologies, Inc. Class "A"*                      1,500,000
                                                                    ------------
                                                                      44,885,687
--------------------------------------------------------------------------------
Telecommunication Services -- 1.0%
      5,000 ADTRAN, Inc.*                                                299,375
     43,000 ALLTEL Corp.                                               2,663,312
     76,000 MediaOne Group, Inc.*                                      5,044,500
     96,000 Metromedia Fiber Network, Inc. Class "A"*                  3,810,000
     72,000 Nextel Communications, Inc. Class "A"*                     4,405,500
                                                                    ------------
                                                                      16,222,687
--------------------------------------------------------------------------------
Wireless Networking -- 0.6%
    110,000 RF Micro Devices Inc.*                                     9,638,750
--------------------------------------------------------------------------------
            Total Common Stocks
            (Cost $495,213,716)                                      922,927,395
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 11.8%
--------------------------------------------------------------------------------

$29,000,000 U.S. Treasury Notes 5.25%, due 5/31/01                  $ 28,682,827
 30,000,000 U.S. Treasury Notes 5.75%, due 6/30/01                    29,784,390
 15,000,000 U.S. Treasury Notes 6.25%, due 8/31/02                    14,943,750
 49,000,000 U.S. Treasury Notes 6.50%, due 10/15/06                   49,515,789
 59,500,000 U.S. Treasury Bonds 7.25%, due 8/15/22                    66,751,562
--------------------------------------------------------------------------------
            TotaL U.S. Treasury Obligations
            (Cost $188,965,111)                                      189,678,318
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 20.0%
--------------------------------------------------------------------------------

$27,000,000 Federal Home Loan Mortgage Corp.
                7.000%, due 2/15/03                                 $ 27,016,281
 13,000,000 Federal Home Loan Mortgage Corp.
                7.375%, due 5/15/03                                   13,123,643
 59,000,000 Federal Home Loan Mortgage Corp.
                5.000%, due 1/15/04                                   55,278,693
 29,000,000 Federal National Mortgage Association
                5.625%, due 5/14/04                                   27,617,222
 17,000,000 Federal Home Loan Mortgage Corp.
                6.250%, due 7/15/04                                   16,529,202
 16,000,000 Federal National Mortgage Association
                6.500%, due 8/15/04                                   15,689,696
 10,000,000 Federal National Mortgage Association
                7.125%, due 2/15/05                                   10,034,640
 23,000,000 Federal National Mortgage Association
                5.750%, due 6/15/05                                   21,794,432
  9,000,000 Private Export Funding Corp. Series "J"
                7.650%, due 5/15/06                                    9,251,289
 15,000,000 Federal National Mortgage Association
                7.125%, due 3/15/07                                   15,043,800
 10,000,000 Federal National Mortgage Association
                Pool  380188, 6.45%, due 4/1/08                        9,453,125
 10,000,000 Federal National Mortgage Association
                5.250%, due 1/15/09                                    8,775,460
 45,000,000 Federal National Mortgage Association
                6.625%, due 9/15/09                                   43,398,000
 27,000,000 Federal Home Loan Mortgage Corp.
                7.000%, due 3/15/10                                   26,772,525
 12,000,000 Federal National Mortgage Association
                7.125%, due 6/15/10                                   12,011,508
 12,000,000 Federal Home Loan Mortgage Corp.
                6.75%, due 9/15/29                                    11,475,048
--------------------------------------------------------------------------------
  Total U.S. Government Agency Obligations
            (Cost $330,549,895)                                      323,264,564
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds and Notes -- 1.1%
--------------------------------------------------------------------------------

Chemical - Diversified -- 0.3%
$5,000,000 Goodrich (B.F.) Co. (The) Notes
                6.45%, due 4/15/08                                $    4,564,160
--------------------------------------------------------------------------------
Telecommunication Services-0.8%
  5,000,000 AirTouch Communications, Inc. Notes
                6.65%,due 5/1/08                                       4,682,765
  4,000,000 MCI Communications Corp. Sr. Notes
                6.50%,due 4/15/10                                      3,634,548
  5,000,000 WorldCom, Inc. Sr. Notes
                6.40%, due 8/15/05                                     4,739,375
                                                                  --------------
                                                                      13,056,688
--------------------------------------------------------------------------------
            Total Corporate Bonds & Notes
            (Cost $18,969,427)                                        17,620,848
--------------------------------------------------------------------------------
            Total Investment Securities -- 90.3%
            (Cost $1,033,698,149)                                  1,453,491,125
--------------------------------------------------------------------------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-term Investments -- 8.9%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

U.S. Government Agency Obligations -- 3.1%
$15,000,000 Federal Home Loan Mortgage Corp.
              Discount Notes, 6.406%, 7/11/00                     $   14,973,310
 15,000,000 Federal Home Loan Mortgage Corp.
              Discount Notes, 6.45%, due 7/25/00                      14,935,500
 20,000,000 Student Loan Marketing Association
              Floating Rate Notes, 6.124%,
              due 11/16/00+                                           20,000,000
                                                                  --------------
                                                                      49,908,810
--------------------------------------------------------------------------------
Repurchase Agreements -- 5.8%
(including accrued interest)
 46,000,000 Collateralized by $36,450,000
            U.S. Treasury Bonds 8.50%,
            due 2/15/20, with a value of
            $46,902,338 with Morgan Stanley
            Dean Witter & Co., 6.30%,
            dated 6/30/00, due 7/3/00,
            delivery value$46,024,150)                                46,008,050
 47,700,000 Collateralized by $44,740,000
            U.S. Treasury Bonds 6.625%,
            due 2/15/27, with a value of $48,629,707
            (with Warburg Dillon Read LLC,
            6.20%, dated 6/30/00, due 7/3/00,
            delivery value $47,724,645)                               47,708,215
                                                                  --------------
                                                                      93,716,265
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
  (Cost $143,625,075)                                                143,625,075
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES -- 0.8%                                              12,118,054
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,609,234,254
--------------------------------------------------------------------------------
NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,609,234,254 / 52,049,198
 shares of beneficial interest outstanding)                       $        30.92
                                                                  ==============

(+)   Resets weekly. Rate shown is as of June 30, 2000.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
  Investment securities, at value
    (cost $1,033,698,149)                                         $1,453,491,125
  Short-term investments (cost $143,625,075)                         143,625,075
  Cash                                                                   121,420
  Interest and dividends receivable                                    9,430,757
  Receivable for securities sold                                       4,796,370
  Receivable for trust shares sold                                       347,090
  Prepaid insurance expense                                                9,000
                                                                  --------------
    TOTAL ASSETS                                                   1,611,820,837
                                                                  --------------
LIABILITIES:
  Payable for trust shares repurchased                                 1,185,136
  Payable for securities purchased                                       439,793
  Accrued expenses:
   Advisory fee                                                          657,974
   GIAC administrative service fee                                       230,000
   Other                                                                  73,680
                                                                  --------------
    TOTAL LIABILITIES                                                  2,586,583
                                                                  --------------
NET ASSETS                                                        $1,609,234,254
                                                                  ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at $0.01 par
    value (authorized unlimited, outstanding
    52,049,198 shares)                                            $      520,492
  Additional paid-in capital                                         797,874,023
  Undistributed net investment income                                 52,383,048
  Undistributed net realized gain on investments                     338,663,715
  Net unrealized appreciation of investments                         419,792,976
                                                                  --------------
NET ASSETS                                                        $1,609,234,254
                                                                  ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($1,609,234,254 / 52,049,198
  shares of beneficial interest outstanding)                      $        30.92
                                                                  ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 2000 (Unaudited)

Investment Income:
 Interest                                                          $ 24,186,944
 Dividends (Net of foreign withholding
   tax of $9,416)                                                     1,149,649
                                                                   ------------
     Total Income                                                    25,336,593
                                                                   ------------

Expenses:
 Investment advisory fee                                              4,025,045
 GIAC administrative service fee                                        360,077
 Custodian fees                                                          83,264
 Postage                                                                 45,000
 Taxes and other                                                         25,494
 Audit and legal fees                                                    19,250
 Insurance and dues                                                      15,826
 Printing                                                                12,453
 Trustees' fees and expenses                                              7,152
                                                                   ------------
   Total Expenses Before Custody Credits                              4,593,561
   Less: Custody Credits                                                 (4,441)
                                                                   ------------
   Net Expenses                                                       4,589,120
                                                                   ------------
Net Investment Income                                                20,747,473
                                                                   ------------

Net Realized and Unrealized Gain
 On Investments:
 Net realized gain                                                   28,248,979
 Net change in unrealized
   appreciation                                                      33,755,569
                                                                   ------------
   Net Realized Gain and Change in
    Unrealized Appreciation (Depreciation)
    on Investments                                                   62,004,548
                                                                   ------------
Net Increase in Net Assets from Operations                         $ 82,752,021
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (Unaudited) and for the Year Ended December 31, 1999

                                                               Six Months
                                                                    Ended         Year Ended
                                                            June 30, 2000       December 31,
                                                               (Unaudited)              1999
                                                            -------------       ------------

Operations:
   Net investment income                                  $    20,747,473    $    31,712,238
   Net realized gain on investments                            28,248,979        310,691,129
   Change in net unrealized appreciation (depreciation)        33,755,569        (14,402,998)
                                                          ---------------    ---------------
   Net increase in net assets from operations                  82,752,021        328,000,369
                                                          ---------------    ---------------

Distributions to Shareholder:
   Net investment income                                               --        (15,437,565)
   Net realized gain from investment transactions                      --        (79,625,333)
                                                          ---------------    ---------------
   Total distributions                                                 --        (95,062,898)
                                                          ---------------    ---------------

Trust Share Transactions:
   Proceeds from sale of shares                                46,579,525        109,656,703
   Proceeds from reinvestment of dividends and
     distributions to shareholder                                      --         95,062,898
   Cost of shares repurchased                                (131,978,091)      (240,059,970)
                                                          ---------------    ---------------
   Net decrease from trust share transactions                 (85,398,566)       (35,340,369)
                                                          ---------------    ---------------

Total (Decrease) Increase in Net Assets                        (2,646,545)       197,597,102

Net Assets:
   Beginning of period                                      1,611,880,799      1,414,283,697
                                                          ===============    ===============
   End of period                                          $ 1,609,234,254    $ 1,611,880,799
                                                          ===============    ===============

Undistributed Net Investment Income, at End of Period     $    52,383,048    $    31,635,575
                                                          ===============    ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------------------
2 -- Trust Share Transactions, Dividends and Distributions
----------------------------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                              Six Months Ended       Year Ended
                                                June 30, 2000       December 31,
                                                 (Unaudited)            1999
                                              ----------------      ------------

Shares sold                                        1,543,248          4,104,143
Shares issued
in reinvestment of dividends
and distributions                                         --          3,617,310
                                                 -----------        -----------
                                                   1,543,248          7,721,453
Shares repurchased                                 4,344,670          8,941,008
                                                 -----------        -----------
Net decrease                                      (2,801,422)        (1,219,555)
                                                 ===========        ===========
Dividends per share from net
 investment income                               $        --        $      .285
                                                 ===========        ===========
Distributions per share from
 net realized gains                              $        --        $      1.48
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                               Six Months Ended
                                                                 June 30,2000
                                                                  (unaudited)
                                                               -----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                             $193,446,593
 Other Investment Securities                                      307,544,082
                                                                 ------------
                                                                 $500,990,675
                                                                 ============
SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                             $303,420,966
 Other Investment Securities                                      154,421,790
                                                                 ------------
                                                                 $457,842,756
                                                                 ============

      At June 30, 2000, the aggregate cost of investment securities and short-term securities for federal income tax purposes was $1,177,323,224. The aggregate appreciation and depreciation of investments at June 30, 2000, based on a comparison of investment values and their costs for federal income tax purposes was $459,484,853 and $39,691,877, respectively, resulting in a net appreciation of $419,792,976.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $4,025,045 was paid or payable to the Adviser, for the six months ended June 30, 2000. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and trustees of the Trust. During the six months ended June 30, 2000, the Trust paid brokerage commissions totalling $100,504 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 2000, the Trust incurred expenses of $360,077 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

                                          Six Months
                                            Ended                                   Years Ended December 31,
                                         June 30, 2000     -------------------------------------------------------------------------
                                          (Unaudited)         1999            1998            1997            1996          1995
                                         -------------     -------------------------------------------------------------------------
Net asset value, beginning of period .... $    29.39       $    25.22      $    22.13      $    21.90      $    20.27      $  16.13
                                          ----------       ----------      ----------      ----------      ----------      --------
  Income from investment operations:
  Net investment income .................        .43              .59             .30             .65             .53           .39
  Net gains on securities (both realized
    and unrealized) .....................       1.10             5.34            5.43            2.65            2.56          4.17
                                          ----------       ----------      ----------      ----------      ----------      --------
  Total from investment operations ......       1.53             5.93            5.73            3.30            3.09          4.56
                                          ----------       ----------      ----------      ----------      ----------      --------

  Less distributions:
   Dividends from net investment income .         --             (.29)           (.68)           (.55)           (.37)         (.26)
   Distributions from capital gains .....         --            (1.47)          (1.96)          (2.52)          (1.09)         (.16)
                                          ----------       ----------      ----------      ----------      ----------      --------
   Total distributions ..................         --            (1.76)          (2.64)          (3.07)          (1.46)         (.42)
                                          ----------       ----------      ----------      ----------      ----------      --------
Net asset value, end of period .......... $    30.92       $    29.39      $    25.22      $    22.13      $    21.90      $  20.27
                                          ----------       ----------      ----------      ----------      ----------      --------

Total return** ..........................       5.21%+          24.32%          27.45%          15.66%          15.87%        28.54%
                                          ----------       ----------      ----------      ----------      ----------      --------

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ........................ $1,609,234       $1,611,881      $1,414,284      $1,196,589      $1,072,785      $876,509
Ratio of expenses to average net assets .        .57%*(1)         .58%(1)         .58%(1)         .59%(1)         .58%(1)       .60%
Ratio of net investment income to average
  net assets ............................       2.57%*           2.13%           1.25%           3.08%           2.70%         2.18%
Portfolio turnover rate .................         33%+             70%            106%             58%             71%           63%

+     Not annualized
*     Annualized.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Shearson Lehman Brothers Fund of Stripped ("Zero")
------------------------------------------------------

U.S. TREASURY SECURITIES, SERIES A - 2004 TRUST

                      Statements of Assets and Liabilities
                           December 31, 1999 and 1998

                                                                             1999         1998
                                                                             ----         ----
Trust Property:
   Investment in securities at value (amortized cost for 1999 and 1998,
   respectively, $6,389,793 and $6,568,487) ...........................   $6,539,299   $7,555,637
   Other assets .......................................................        4,715        8,267
                                                                          ----------   ----------
                                                                          $6,544,014   $7,563,904
                                                                          ----------   ----------
   Interest of Holders: (for 1999 and 1998, respectively,
      8,925,560 and 9,929,560 units of fractional undivided
         interest outstanding)
      Cost of Trust units, net of gross transaction charges ...........   $4,295,202   $4,620,899
      Unrealized appreciation on investment ...........................      149,506      987,150
      Undistributed net investment income .............................    2,099,306    1,955,855
                                                                          ----------   ----------
   Net assets .........................................................   $6,544,014   $7,563,904
                                                                          ==========   ==========
   Net asset value per unit ...........................................   $   0.7332   $   0.7618
                                                                          ==========   ==========

                       Schedules of Portfolio Investments
                                December 31, 1999

 Aggregate
 Principal                                                          Maturity     Amortized
  Amount                 Title of Security               Coupon       Date         Cost            Value
  ------                 -----------------               ------       ----         ----            -----
$ 8,890,000     Stripped U.S. Treasury Securities ....        0%    11/15/04    $ 6,344,394     $ 6,496,412
     35,560     U.S. Treasury Bonds ..................   11.625%    11/15/04         45,399          42,887
-----------                                                                     -----------     -----------
$ 8,925,560                                                                     $ 6,389,793     $ 6,539,299
===========                                                                     ===========     ===========

                              December 31, 1998

 Aggregate
 Principal                                                          Maturity     Amortized
  Amount                 Title of Security               Coupon       Date         Cost            Value
  ------                 -----------------               ------       ----         ----            -----
$ 9,890,000     Stripped U.S. Treasury Securities ....        0%    11/15/04    $ 6,517,981     $ 7,502,356
     39,560     U.S. Treasury Bonds ..................   11.625%    11/15/04         50,506          53,281
-----------                                                                     -----------     -----------
$ 9,929,560                                                                     $ 6,568,487     $ 7,555,637
===========                                                                     ===========     ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Statements of Operations and Changes in Net Assets
                  Years Ended December 31, 1999, 1998 and 1997

                                                                 1999           1998           1997
                                                                 ----           ----           ----
Operations:
   Interest income ........................................   $   554,383    $   483,638    $   551,982
   Expenses:
     Trustee fees .........................................        (5,059)           (64)        (6,164)
     Other ................................................        (2,799)        (4,223)        (1,016)
                                                              -----------    -----------    -----------
      Total expenses ......................................        (7,858)        (4,287)        (7,180)
                                                              -----------    -----------    -----------
      Net investment income ...............................       546,525        479,351        544,802
   Realized gain on sale of securities ....................        77,376         54,129        103,648
   Net change in unrealized appreciation ..................      (837,644)       323,222        102,937
                                                              -----------    -----------    -----------
      Net increase (decrease) in net assets from operations      (213,743)       856,702        751,387
                                                              -----------    -----------    -----------

   Capital Share Transactions:
     Proceeds from sales of units .........................            --        137,400             --
     Redemption of units ..................................      (806,147)      (305,476)      (749,980)
                                                              -----------    -----------    -----------
       Net decrease from capital share transactions .......      (806,147)      (168,076)      (749,980)
                                                              -----------    -----------    -----------

     Increase (decrease) in net assets ....................    (1,019,890)       688,626          1,407
Net assets:
     Beginning of year ....................................     7,563,904      6,875,278      6,873,871
                                                              -----------    -----------    -----------
     End of year ..........................................   $ 6,544,014    $ 7,563,904    $ 6,875,278
                                                              ===========    ===========    ===========
       Units subscribed ...................................            --        200,800             --
                                                              ===========    ===========    ===========
       Units redeemed .....................................    (1,004,000)      (401,600)    (1,154,600)
                                                              ===========    ===========    ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Shearson Lehman Brothers Fund of Stripped ("Zero")
------------------------------------------------------

U.S. Treasury Securities, Series A - 2004 Trust

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

      The Shearson Lehman Brothers Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust") is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

      Valuation of securities by the evaluator was made on the basis of current bid prices for the obligations.

      The difference between the initial cost of Stripped U.S. Treasury Securities and principal amount of each security is being amortized over the period to its maturity date using the interest method.

      All items of income and expenses are attributable to the unit holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the Internal Revenue Code. Accordingly, no provision for taxes is required to be made by the Fund.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and judgments that affect the reported amount of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------
2. -- Transaction Charges
-------------------------

      During the years ended December 31, 1999, 1998, and 1997, the Sponsor, Salomon Smith Barney Inc., received transaction charges aggregating $5,668, $13,985, and $1,871, respectively. Transaction charges with respect to the initial deposit were waived by the Sponsor.

-----------------
3. -- Investments
-----------------

      At December 31, 1999 and 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes. The aggregate gross unrealized appreciation for all securities amounted to $149,506 and $987,150 at December 31, 1999 and 1998, respectively.

      During the years ended December 31, 1999 and 1998, purchases of securities aggregated $0 and $137,400, respectively. The aggregate proceeds from sales during the years ended December 31, 1999 and 1998 was $739,053 and $284,421, respectively.

------------------------------
4. -- Supplemental Information
------------------------------

      Selected data per 1,000 units of the Trust outstanding throughout the years ended December 31, 1999, 1998, and 1997, respectively, are as follows (based on average units outstanding throughout the year):

                                                          1999       1998       1997
                                                          ----       ----       ----
Interest income .....................................   $ 57.54    $ 47.85    $ 50.44
Expenses ............................................      (.82)      (.42)      (.66)
                                                        -------    -------    -------
  Net investment income .............................     56.72      47.43      49.78
Increase (decrease) in unrealized appreciation* .....    (85.34)     35.69      19.78
                                                        -------    -------    -------
Net increase (decrease) in net assets from operations    (28.62)     83.12      69.56
Net assets:
  Beginning of year .................................    761.80     678.68     609.12
                                                        -------    -------    -------
  End of year .......................................   $733.18    $761.80    $678.68
                                                        =======    =======    =======

* If the amount shown per 1,000 units outstanding throughout the period does not agree with the change in the aggregate gains or losses in the portfolio of securities for the period, it is due to the timing of sales and redemptions of the Trust's units in relation to the decrease in market values of the portfolio.

--------------------------------------------------------------------------------

                                                               BULK RATE MAIL

                                                               U.S. POSTAGE PAID

                                                               PERMIT NO. 1104

                                                               CLIFTON, NJ

   [LOGO]
GUARDIAN(SM)

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004






EB-010249  6/00                         [RECYCLE LOGO] Printed on recycled paper